UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: September 30, 2024

Date of reporting period: September 30, 2024

Item 1.	Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors' Inner Circle Fund III

Mesirow Enhanced Core Plus Fund

Institutional Shares - MFBIX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Institutional Shares of the Mesirow Enhanced Core Plus Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4769).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow Enhanced Core Plus Fund, Institutional Shares	$57	0.54%

How did the Fund perform in the last year?

The Mesirow Enhanced Core Plus Fund (Institutional Shares) outperformed its benchmark (Bloomberg U.S. Aggregate Bond Index) for the fiscal year ended September 30, 2024.

For the 12-month period overall, our emphasis of corporate bonds, including high yield bonds, proved favorable along with strong security selection. The benefits of these strategies ultimately more than offset a drag from our yield curve positioning as we sought to adjust the Fund’s duration to respond to market changes.

As the fiscal year began, the markets witnessed a rally in interest rates due to speculation that the Federal Reserve (Fed) had reached the end of its hiking cycle. The Fund’s performance was impeded by our high yield exposure; our below investment grade bonds (which are less interest rate sensitive) underperformed investment grade bonds as interest rates rallied. In addition, our currency exposure also hurt the Fund’s return as the US dollar weakened. Despite those factors, the Mesirow Enhanced Core Plus Fund (Institutional Shares) bested the benchmark return for the quarter.

Through the first half of 2024, the fixed income markets basically played a waiting game – when would the Fed cut rates and when they did, by how much? Through the period, we positioned the Fund to weather a market that was volatile but trading in a range, and with the expectation that rates would eventually come down. As a result, we boosted our exposure to investment grade corporates, reduced exposure to Treasuries, and maintained an approximately 18% weighting in high yield bonds to provide a yield advantage. As a result, we outperformed the benchmark in 1Q2024 and performed in line with the benchmark in 2Q2024.

After months of uncertainty and second-guessing, the Fed focused on labor market weakness and delivered a 50 basis point rate cut at their September meeting. Such moves have historically presaged a slowing economy and we positioned the Fund accordingly in 3Q2024 by reducing our exposure to investment grade corporates and being highly selective in the corporates we do own, boosting our exposure to Treasuries and mortgaged-backed securities, reducing our high yield exposure and increasing the Fund’s duration to match that of the benchmark.

We continue to be cautious with security selection as idiosyncratic risks remain prevalent and are underpriced in the market. We are maintaining a near market-weight to mortgage-backed securities, as we believe the sector is fully valued. While interest rates moved towards the low band of our expected price range during the final quarter of the fiscal year, recent increases in rates mean overall rates appear closer to fair value. We continue to maintain a near neutral overall duration relative to portfolio benchmarks with interest rate volatility expected to remain elevated.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	Mesirow Enhanced Core Plus Fund, Institutional Shares - $106706	Bloomberg U.S. Aggregate Bond Index (USD) - $101504
Oct/19	$100000	$100000
Sep/20	$105382	$106806
Sep/21	$107921	$105850
Sep/22	$91697	$90396
Sep/23	$95140	$90979
Sep/24	$106706	$101504

The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4769) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Mesirow Enhanced Core Plus Fund, Institutional Shares	12.16%	1.31%
Bloomberg U.S. Aggregate Bond Index (USD)	11.57%	0.30%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$14,914,404	248	$-	231%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Derivative Contracts (Net)	0.1%
Real Estate	0.9%
Communication Services	1.0%
Consumer Staples	1.9%
Materials	3.0%
Information Technology	3.1%
Municipal Bonds	3.4%
Energy	3.8%
Industrials	4.8%
Consumer Discretionary	4.9%
Health Care	5.5%
Utilities	5.5%
Financials	9.2%
Asset-Backed Securities	11.8%
Mortgage-Backed Securities	17.7%
U.S. Treasury Obligations	22.1%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
U.S. Treasury Notes, 3.88%, 8/15/2034	5.5%
U.S. Treasury Notes, 3.63%, 8/31/2029	5.0%
U.S. Treasury Bonds, 4.13%, 8/15/2044	3.7%
FHLMC, 2.00%, 10/1/2051	3.0%
U.S. Treasury Notes, 4.00%, 7/31/2029	2.4%
U.S. Treasury Bonds, 4.63%, 5/15/2054	2.2%
FHLMC, 2.50%, 5/1/2052	2.2%
U.S. Treasury Notes, 3.75%, 8/15/2027	2.1%
FNMA, 3.50%, 8/1/2052	2.0%
FHLMC, 3.00%, 6/1/2052	1.6%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4769)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4769) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow Enhanced Core Plus Fund / Institutional Shares - MFBIX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-1

The Advisors' Inner Circle Fund III

Mesirow Enhanced Core Plus Fund

Investor Shares - MFBVX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Investor Shares of the Mesirow Enhanced Core Plus Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4769).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow Enhanced Core Plus Fund, Investor Shares	$84	0.79%

How did the Fund perform in the last year?

The Mesirow Enhanced Core Plus Fund (Investor Shares) outperformed its benchmark (Bloomberg U.S. Aggregate Bond Index) for the fiscal year ended September 30, 2024.

For the 12-month period overall, our emphasis of corporate bonds, including high yield bonds, proved favorable along with strong security selection. The benefits of these strategies ultimately more than offset a drag from our yield curve positioning as we sought to adjust the Fund’s duration to respond to market changes.

As the fiscal year began, the markets witnessed a rally in interest rates due to speculation that the Federal Reserve (Fed) had reached the end of its hiking cycle. The Fund’s performance was impeded by our high yield exposure; our below investment grade bonds (which are less interest rate sensitive) underperformed investment grade bonds as interest rates rallied. In addition, our currency exposure also hurt the Fund’s return as the US dollar weakened. Despite those factors, the Mesirow Enhanced Core Plus Fund (Investor Shares) bested the benchmark return for the quarter.

Through the first half of 2024, the fixed income markets basically played a waiting game – when would the Fed cut rates and when they did, by how much? Through the period, we positioned the Fund to weather a market that was volatile but trading in a range, and with the expectation that rates would eventually come down. As a result, we boosted our exposure to investment grade corporates, reduced exposure to Treasuries, and maintained an approximately 18% weighting in high yield bonds to provide a yield advantage. As a result, we outperformed the benchmark in 1Q2024 and performed in line with the benchmark in 2Q2024.

After months of uncertainty and second-guessing, the Fed focused on labor market weakness and delivered a 50 basis point rate cut at their September meeting. Such moves have historically presaged a slowing economy and we positioned the Fund accordingly in 3Q2024 by reducing our exposure to investment grade corporates and being highly selective in the corporates we do own, boosting our exposure to Treasuries and mortgaged-backed securities, reducing our high yield exposure and increasing the Fund’s duration to match that of the benchmark.

We continue to be cautious with security selection as idiosyncratic risks remain prevalent and are underpriced in the market. We are maintaining a near market-weight to mortgage-backed securities, as we believe the sector is fully valued. While interest rates moved towards the low band of our expected price range during the final quarter of the fiscal year, recent increases in rates mean overall rates appear closer to fair value. We continue to maintain a near neutral overall duration relative to portfolio benchmarks with interest rate volatility expected to remain elevated.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Mesirow Enhanced Core Plus Fund, Investor Shares - $10541	Bloomberg U.S. Aggregate Bond Index (USD) - $10150
Oct/19	$10000	$10000
Sep/20	$10508	$10681
Sep/21	$10748	$10585
Sep/22	$9109	$9040
Sep/23	$9419	$9098
Sep/24	$10541	$10150

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4769) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	Annualized Since Inception
Mesirow Enhanced Core Plus Fund, Investor Shares	11.91%	1.06%
Bloomberg U.S. Aggregate Bond Index (USD)	11.57%	0.30%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$14,914,404	248	$-	231%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Derivative Contracts (Net)	0.1%
Real Estate	0.9%
Communication Services	1.0%
Consumer Staples	1.9%
Materials	3.0%
Information Technology	3.1%
Municipal Bonds	3.4%
Energy	3.8%
Industrials	4.8%
Consumer Discretionary	4.9%
Health Care	5.5%
Utilities	5.5%
Financials	9.2%
Asset-Backed Securities	11.8%
Mortgage-Backed Securities	17.7%
U.S. Treasury Obligations	22.1%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
U.S. Treasury Notes, 3.88%, 8/15/2034	5.5%
U.S. Treasury Notes, 3.63%, 8/31/2029	5.0%
U.S. Treasury Bonds, 4.13%, 8/15/2044	3.7%
FHLMC, 2.00%, 10/1/2051	3.0%
U.S. Treasury Notes, 4.00%, 7/31/2029	2.4%
U.S. Treasury Bonds, 4.63%, 5/15/2054	2.2%
FHLMC, 2.50%, 5/1/2052	2.2%
U.S. Treasury Notes, 3.75%, 8/15/2027	2.1%
FNMA, 3.50%, 8/1/2052	2.0%
FHLMC, 3.00%, 6/1/2052	1.6%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4769)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4769) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow Enhanced Core Plus Fund / Investor Shares - MFBVX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-2

The Advisors' Inner Circle Fund III

Mesirow High Yield Fund

Institutional Shares - MFHIX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Institutional Shares of the Mesirow High Yield Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4769).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow High Yield Fund, Institutional Shares	$80	0.75%

How did the Fund perform in the last year?

For the fiscal year ended September 30, 2024, the Mesirow High Yield Fund (Institutional Shares) outperformed the Bloomberg U.S. Aggregate Bond Index by approximately 2%. In addition, despite turning in a relatively robust return of more than 13% for the period, the Mesirow High Yield Fund (Institutional Shares) slightly underperformed the Bloomberg U.S. Corporate High Yield Index (a benchmark with similar investment objectives).

During the fiscal year, the market was overshadowed by investor anticipation of when, if, and by how much the Federal Reserve (Fed) would lower interest rates. For our purposes, we stayed our typical course – investing in the bonds of smaller issuers which we believe gives us an advantage in credit selection and buying lower rated bonds that we believe overcompensate us for the risk we are taking, given our stringent risk analysis.

This investment philosophy has driven our strong performance over longer periods. The longer the investment horizon, the more income impacts total return and often eclipses the impact of smaller price movements. However, during shorter time horizons, outside factors that impact price can play larger roles in relative performance, as was the case this past fiscal year.

The main driver of relative underperformance throughout the fiscal year was interest rates. Our duration historically has averaged about half a year to one year shorter than the benchmark, an attribute that aids relative performance as rates rise and impedes relative performance as rates fall. As such, the falling of the 5-Year Treasury by more than 100bps over the period was responsible for the majority of the Fund’s relative performance.

From an industry weighting standpoint, we continue to maintain an overweight position in Basic Industry and Energy as we have consistently been able to find strong relative values in the sectors. By comparison, we are maintaining our underweights to the Communications, Healthcare and Retail sectors, all of which present structural risks that have resulted in above-market defaults in recent years. While these positions either boosted or dampened our performance versus the benchmark over the fiscal year depending on the whims of investors, we are more concerned with their attractiveness on an individual issue basis.

Going forward, corporate fundamentals meanwhile remain strong, and the last twelve-month high yield default rate continues to decrease. We are cautiously optimistic that the Fed’s recent rate cuts may help generate additional deal activity which could create more investment opportunities.

How did the Fund perform since inception?

Total Return Based on $1,000,000 Investment

	Mesirow High Yield Fund, Institutional Shares - $1432777	Bloomberg U.S. Aggregate Bond Index (USD)* - $1121606	Bloomberg US Corporate High Yield Bond Index (USD) - $1366900
Dec/18	$1000000	$1000000	$1000000
Sep/19	$1075270	$1103143	$1085550
Sep/20	$1081209	$1180196	$1120877
Sep/21	$1288740	$1169632	$1247279
Sep/22	$1142774	$998870	$1070928
Sep/23	$1258987	$1005307	$1180981
Sep/24	$1432777	$1121606	$1366900

The line graph represents historical performance of a hypothetical investment of $1,000,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4769) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Footnote Reference*As of September 2024, pursuant to the new regulatory requirements, this index replaced the prior index as the Fund's primary benchmark to represent a broad-based securities market index.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Mesirow High Yield Fund, Institutional Shares	13.80%	5.91%	6.36%
Bloomberg U.S. Aggregate Bond Index (USD)*	11.57%	0.33%	1.99%
Bloomberg US Corporate High Yield Bond Index (USD)	15.74%	4.72%	5.51%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$144,552,038	127	$248,186	100%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Real Estate	0.5%
Consumer Staples	0.5%
Health Care	1.8%
Utilities	3.0%
Communication Services	3.7%
Financials	6.0%
Information Technology	8.4%
Consumer Discretionary	13.7%
Materials	17.8%
Energy	18.0%
Industrials	22.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Tenneco	1.6%
ITT Holdings	1.6%
Virtusa	1.6%
Consensus Cloud Solutions	1.6%
Midcap Financial Issuer Trust	1.6%
Borr IHC	1.5%
Rand Parent	1.5%
Venture Global LNG	1.5%
Rain Carbon	1.5%
Allied Universal Holdco	1.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4769)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4769) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow High Yield Fund / Institutional Shares - MFHIX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-4

The Advisors' Inner Circle Fund III

Mesirow High Yield Fund

Investor Shares - MFHVX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Investor Shares of the Mesirow High Yield Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4769).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow High Yield Fund, Investor Shares	$107	1.00%

How did the Fund perform in the last year?

For the fiscal year ended September 30, 2024, the Mesirow High Yield Fund (Investor Shares) outperformed the Bloomberg U.S. Aggregate Bond Index by approximately 2%. In addition, despite turning in a relatively robust return of more than 13% for the period, the Mesirow High Yield Fund (Investor Shares) slightly underperformed the Bloomberg U.S. Corporate High Yield Index (a benchmark with similar investment objectives).

During the fiscal year, the market was overshadowed by investor anticipation of when, if, and by how much the Federal Reserve (Fed) would lower interest rates. For our purposes, we stayed our typical course – investing in the bonds of smaller issuers which we believe gives us an advantage in credit selection and buying lower rated bonds that we believe overcompensate us for the risk we are taking, given our stringent risk analysis.

This investment philosophy has driven our strong performance over longer periods. The longer the investment horizon, the more income impacts total return and often eclipses the impact of smaller price movements. However, during shorter time horizons, outside factors that impact price can play larger roles in relative performance, as was the case this past fiscal year.

The main driver of relative underperformance throughout the fiscal year was interest rates. Our duration historically has averaged about half a year to one year shorter than the benchmark, an attribute that aids relative performance as rates rise and impedes relative performance as rates fall. As such, the falling of the 5-Year Treasury by more than 100bps over the period was responsible for the majority of the Fund’s relative performance.

From an industry weighting standpoint, we continue to maintain an overweight position in Basic Industry and Energy as we have consistently been able to find strong relative values in the sectors. By comparison, we are maintaining our underweights to the Communications, Healthcare and Retail sectors, all of which present structural risks that have resulted in above-market defaults in recent years. While these positions either boosted or dampened our performance versus the benchmark over the fiscal year depending on the whims of investors, we are more concerned with their attractiveness on an individual issue basis.

Going forward, corporate fundamentals meanwhile remain strong, and the last twelve-month high yield default rate continues to decrease. We are cautiously optimistic that the Fed’s recent rate cuts may help generate additional deal activity which could create more investment opportunities.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Mesirow High Yield Fund, Investor Shares - $14114	Bloomberg U.S. Aggregate Bond Index (USD)* - $11216	Bloomberg US Corporate High Yield Bond Index (USD) - $13669
Dec/18	$10000	$10000	$10000
Sep/19	$10751	$11031	$10856
Sep/20	$10762	$11802	$11209
Sep/21	$12801	$11696	$12473
Sep/22	$11321	$9989	$10709
Sep/23	$12444	$10053	$11810
Sep/24	$14114	$11216	$13669

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4769) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Footnote Reference*As of September 2024, pursuant to the new regulatory requirements, this index replaced the prior index as the Fund's primary benchmark to represent a broad-based securities market index.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Mesirow High Yield Fund, Investor Shares	13.43%	5.59%	6.09%
Bloomberg U.S. Aggregate Bond Index (USD)*	11.57%	0.33%	1.99%
Bloomberg US Corporate High Yield Bond Index (USD)	15.74%	4.72%	5.51%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$144,552,038	127	$248,186	100%

What did the Fund invest in?

Sector WeightingsFootnote Reference*

Value	Value
Real Estate	0.5%
Consumer Staples	0.5%
Health Care	1.8%
Utilities	3.0%
Communication Services	3.7%
Financials	6.0%
Information Technology	8.4%
Consumer Discretionary	13.7%
Materials	17.8%
Energy	18.0%
Industrials	22.3%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
Tenneco	1.6%
ITT Holdings	1.6%
Virtusa	1.6%
Consensus Cloud Solutions	1.6%
Midcap Financial Issuer Trust	1.6%
Borr IHC	1.5%
Rand Parent	1.5%
Venture Global LNG	1.5%
Rain Carbon	1.5%
Allied Universal Holdco	1.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4769)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4769) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow High Yield Fund / Investor Shares - MFHVX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-3

The Advisors' Inner Circle Fund III

Mesirow Small Company Fund

Institutional Shares - MSVIX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Institutional Shares of the Mesirow Small Company Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4796).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow Small Company Fund, Institutional Shares	$111	0.98%

How did the Fund perform in the last year?

The Mesirow Small Company Fund (Institutional Shares) underperformed the Russell 3000 Index and the Russell 2000 Index (a benchmark with similar investment objectives) for the fiscal year ended September 30, 2024 despite outperforming the Russell 2000 Index for each of the last three quarters.

As the fiscal year began, inflation, though declining overall, was still deemed too high for the Federal Reserve (Fed) to pivot to a less restrictive policy. Investors anticipated that they would keep interest rates higher for a longer period, which increased the risk of recession. However, as the quarter progressed, communications from the Fed suggested a potential shift to a more accommodative policy in 2024. As a result of the remarkable shift in investor sentiment, the Mesirow Small Company Fund (Institutional Shares) underperformed the Russell 2000 Index in 4Q2023 despite a total return of more than 7% for the quarter.

However, we continued to stick with our philosophy of focusing on high quality names that we believe offer a combination of solid upside in a resilient economy while providing a defensive element should rates remain at perceived elevated levels. Throughout the majority of the fiscal year, our biggest sector weighting was in the Industrials sector. We gradually reduced our exposure to Financials and increased our exposure to Health Care. This approach served us well, as we outperformed the Russell 2000 Index in 1Q2024, 2Q2024 and 3Q2024 as noted above.

Over the last year, equity markets became more linked to the anticipated movements of Fed policy. This relationship between rates and market returns began to break down in the second quarter of 2024. As negative economic data created an adverse market response, investors feared a more recessionary environment and viewed the Fed as possibly being behind the curve on rates and inflation. The dam finally broke in September 2024 with a much-anticipated, often-delayed Fed pivot on interest rates culminating with an initial 50 basis point decrease.

While the probabilities of a recession have declined, it is still an important consideration to portfolio positioning as we navigate the impact of the Fed rate cuts in the future. We continue to monitor several factors that may influence our tactical portfolio positioning as the fiscal year ended, reflected in slightly above-benchmark (Russell 2000 Index) weightings in Health Care and Consumer Staples, a slight reduction in our exposure to Industrials and a below-benchmark weighting (Russell 2000 Index) in Financials and Technology.

Small cap equities continue to trade at a significant historical discount relative to large cap equities. However, we believe there needs to be some visible improvement in underlying economic data and expectations for earnings growth to allow equity markets, and particularly small cap equities, to sustain and improve upon performance over the next few quarters.

How did the Fund perform since inception?

Total Return Based on $100,000 Investment

	Mesirow Small Company Fund, Institutional Shares - $201717	Russell 3000 ™ Index (USD)* - $244471	Russell 2000 Index (USD) - $178886
Dec/18	$100000	$100000	$100000
Sep/19	$111446	$120164	$114225
Sep/20	$97503	$138190	$114671
Sep/21	$152272	$182239	$169343
Sep/22	$140989	$150115	$129551
Sep/23	$160109	$180830	$141120
Sep/24	$201717	$244471	$178886

The line graph represents historical performance of a hypothetical investment of $100,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4796) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Footnote Reference*As of September 2024, pursuant to the new regulatory requirements, this index replaced the prior index as the Fund's primary benchmark to represent a broad-based securities market index.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Mesirow Small Company Fund, Institutional Shares	25.99%	12.60%	12.89%
Russell 3000 ™ Index (USD)*	35.19%	15.26%	16.71%
Russell 2000 Index (USD)	26.76%	9.39%	10.57%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$32,761,048	83	$-	92%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Communication Services	1.1%
Utilities	1.2%
Exchange Traded Fund	1.5%
Energy	4.1%
Real Estate	5.1%
Consumer Staples	6.9%
Consumer Discretionary	8.2%
Materials	8.3%
Information Technology	10.0%
Financials	14.4%
Industrials	16.7%
Health Care	18.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
ADMA Biologics	1.7%
ICU Medical	1.6%
Fluor	1.6%
Catalyst Pharmaceuticals	1.5%
Amphastar Pharmaceuticals	1.5%
Sprouts Farmers Market	1.5%
Rambus	1.5%
Hecla Mining	1.5%
Surgery Partners	1.5%
Ollie's Bargain Outlet Holdings	1.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4796)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4796) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow Small Company Fund / Institutional Shares - MSVIX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-6

The Advisors' Inner Circle Fund III

Mesirow Small Company Fund

Investor Shares - MSVVX

Annual Shareholder Report - September 30, 2024

This annual shareholder report contains important information about Investor Shares of the Mesirow Small Company Fund (the "Fund") for the period from October 1, 2023 to September 30, 2024. You can find additional information about the Fund at https://www.mesirow.com/mutual-funds. You can also request this information by contacting us at 1-833-MESIROW (833-637-4796).

What were the Fund costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mesirow Small Company Fund, Investor Shares	$139	1.23%

How did the Fund perform in the last year?

The Mesirow Small Company Fund (Investor Shares) underperformed the Russell 3000 Index and the Russell 2000 Index (a benchmark with similar investment objectives) for the fiscal year ended September 30, 2024 despite outperforming the Russell 2000 Index for each of the last three quarters.

As the fiscal year began, inflation, though declining overall, was still deemed too high for the Federal Reserve (Fed) to pivot to a less restrictive policy. Investors anticipated that they would keep interest rates higher for a longer period, which increased the risk of recession. However, as the quarter progressed, communications from the Fed suggested a potential shift to a more accommodative policy in 2024. As a result of the remarkable shift in investor sentiment, the Mesirow Small Company Fund (Investor Shares) underperformed the Russell 2000 Index in 4Q2023 despite a total return of more than 7% for the quarter.

However, we continued to stick with our philosophy of focusing on high quality names that we believe offer a combination of solid upside in a resilient economy while providing a defensive element should rates remain at perceived elevated levels. Throughout the majority of the fiscal year, our biggest sector weighting was in the Industrials sector. We gradually reduced our exposure to Financials and increased our exposure to Health Care. This approach served us well, as we outperformed the Russell 2000 Index in 1Q2024, 2Q2024 and 3Q2024 as noted above.

Over the last year, equity markets became more linked to the anticipated movements of Fed policy. This relationship between rates and market returns began to break down in the second quarter of 2024. As negative economic data created an adverse market response, investors feared a more recessionary environment and viewed the Fed as possibly being behind the curve on rates and inflation. The dam finally broke in September 2024 with a much-anticipated, often-delayed Fed pivot on interest rates culminating with an initial 50 basis point decrease.

While the probabilities of a recession have declined, it is still an important consideration to portfolio positioning as we navigate the impact of the Fed rate cuts in the future. We continue to monitor several factors that may influence our tactical portfolio positioning as the fiscal year ended, reflected in slightly above-benchmark (Russell 2000 Index) weightings in Health Care and Consumer Staples, a slight reduction in our exposure to Industrials and a below-benchmark weighting (Russell 2000 Index) in Financials and Technology.

Small cap equities continue to trade at a significant historical discount relative to large cap equities. However, we believe there needs to be some visible improvement in underlying economic data and expectations for earnings growth to allow equity markets, and particularly small cap equities, to sustain and improve upon performance over the next few quarters.

How did the Fund perform since inception?

Total Return Based on $10,000 Investment

	Mesirow Small Company Fund, Investor Shares - $20087	Russell 3000 ™ Index (USD)* - $24447	Russell 2000 Index (USD) - $17889
Dec/18	$10000	$10000	$10000
Sep/19	$11145	$12016	$11422
Sep/20	$9772	$13819	$11467
Sep/21	$15259	$18224	$16934
Sep/22	$14093	$15011	$12955
Sep/23	$15978	$18083	$14112
Sep/24	$20087	$24447	$17889

The line graph represents historical performance of a hypothetical investment of $10,000 in the Fund during the last 10 years. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund Shares. Past performance is not indicative of future performance.Call 1-833-MESIROW (833-637-4796) or visit https://www.mesirow.com/mutual-funds for current month-end performance.

Footnote Reference*As of September 2024, pursuant to the new regulatory requirements, this index replaced the prior index as the Fund's primary benchmark to represent a broad-based securities market index.

Average Annual Total Returns as of September 30, 2024

Fund/Index Name	1 Year	5 Years	Annualized Since Inception
Mesirow Small Company Fund, Investor Shares	25.71%	12.50%	12.81%
Russell 3000 ™ Index (USD)*	35.19%	15.26%	16.71%
Russell 2000 Index (USD)	26.76%	9.39%	10.57%

Key Fund Statistics as of September 30, 2024

Total Net Assets	Number of Holdings	Total Advisory Fees Paid	Portfolio Turnover Rate
$32,761,048	83	$-	92%

What did the Fund invest in?

Asset WeightingsFootnote Reference*

Value	Value
Communication Services	1.1%
Utilities	1.2%
Exchange Traded Fund	1.5%
Energy	4.1%
Real Estate	5.1%
Consumer Staples	6.9%
Consumer Discretionary	8.2%
Materials	8.3%
Information Technology	10.0%
Financials	14.4%
Industrials	16.7%
Health Care	18.5%
Footnote	Description
Footnote*	Percentages are calculated based on total net assets.

Top Ten Holdings

Holding Name	Percentage of Total Net Assets
ADMA Biologics	1.7%
ICU Medical	1.6%
Fluor	1.6%
Catalyst Pharmaceuticals	1.5%
Amphastar Pharmaceuticals	1.5%
Sprouts Farmers Market	1.5%
Rambus	1.5%
Hecla Mining	1.5%
Surgery Partners	1.5%
Ollie's Bargain Outlet Holdings	1.5%

Material Fund Changes

There were no material changes during the reporting period.

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the reporting period.

Additional Information

For additional information about the Fund, including its prospectus, financial information, holdings, and proxy voting information, call or visit:

  1-833-MESIROW (833-637-4796)

  https://www.mesirow.com/mutual-funds

Householding

Rule 30e-1 of the Investment Company Act of 1940 permits funds to transmit only one copy of a proxy statement, annual report or semi-annual report to shareholders (who need not be related) with the same residential, commercial or electronic address, provided that the shareholders have consented in writing and the reports are addressed either to each shareholder individually or to the shareholders as a group. This process is known as “householding” and is designed to reduce the duplicate copies of materials that shareholders receive and to lower printing and mailing costs for funds. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-833-MESIROW (833-637-4796) to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies 30 days after receiving your request.

The Advisors' Inner Circle Fund III

Mesirow Small Company Fund / Investor Shares - MSVVX

Annual Shareholder Report - September 30, 2024

MES-AR-TSR-2024-5

(b)	Not applicable.

Item 2.	Code of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial experts are Thomas P. Lemke and Jay Nadel, and each of Mr. Lemke and Mr. Nadel is considered to be “independent”, as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to The Advisors’ Inner Circle Fund III (the aforementioned “Trust”).

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$808,066	None	None	$742,366	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	$25,000(2)	None	None	$35,000(2)
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Ernst & Young LLP (“E&Y”) relate to the Trust.

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$138,792	None	None	$138,710	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	$22,476(3)	None	None	$20,850(3)	None	None
(d)	All Other Fees	None	None	None	None	None	None

Fees billed by Deloitte & Touche LLP (“D&T”) relate to the Trust.

D&T billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows

		FYE September 30, 2024			FYE September 30, 2023
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$65,600	None	None	$60,000	None	None
(b)	Audit-Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	Tax return preparation fees for affiliates of the Funds.

(3)	Tax Fees for UK Reporting Fund Status.

(4)	Fees in connection with international withholding tax analysis.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.	have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert; provided, that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (D&T):

	FYE September 30, 2024	FYE September 30, 2023
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $25,000 and $35,000 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $22,476 and $20,850 for 2024 and 2023, respectively.

(g) The aggregate non-audit fees and services billed by D&T for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended September 30th were $0 and $0 for 2024 and 2023, respectively.

(h) During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not Applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

(a) The Schedule of Investments is included as part of the Financial Statements and Other Information filed under Item 7 of this form.

(b) Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Financial statements and financial highlights are filed herein.

The Advisors’ Inner Circle Fund III

MESIROW ENHANCED CORE PLUS FUND

MESIROW HIGH YIELD FUND

MESIROW SMALL COMPANY FUND

Annual Financials and Other Information

SEPTEMBER 30, 2024

Investment Adviser:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

TABLE OF CONTENTS

Financial Statements (Form N-CSR Item 7)
Schedules of Investments	1
Statements of Assets and Liabilties	33
Statements of Operations	35
Statements of Changes in Net Assets	36
Financial Highlights	39
Notes to Financial Statements	45
Report of Independent Registered Public Accounting Firm	66
Notice to Shareholders	68
Approval of Investment Advisory Agreement (Form N-CSR Item 11)	69

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 43.6%
	Face Amount	Value
Communication Services — 1.0%
AT&T
Callable 03/15/2053 @ $100
3.500%, 09/15/2053	$40,000	$29,387
Meta Platforms
Callable 11/15/2052 @ $100
5.600%, 05/15/2053	40,000	43,368
Callable 03/15/2030 @ $100
4.800%, 05/15/2030	80,000	83,217
		155,972
Consumer Discretionary — 4.9%
Allied Universal Holdco
Callable 11/04/2024 @ $102
4.625%, 06/01/2028(A)	150,000	140,760
Amazon.com
Callable 10/13/2051 @ $100
3.950%, 04/13/2052	65,000	56,499
Emory University
Callable 03/01/2050 @ $100
2.969%, 09/01/2050	55,000	40,021
Garda World Security
Callable 11/04/2024 @ $101
4.625%, 02/15/2027(A)	150,000	147,275
General Motors Financial
5.400%, 04/06/2026	10,000	10,121
Howard University
Callable 10/01/2032 @ $100
5.209%, 10/01/2052	10,000	9,304
IHO Verwaltungs GmbH
Callable 10/14/2024 @ $100
4.750%cash/5.500% PIK, 09/15/2026(A)	149,000	145,879
McDonald's MTN
3.700%, 02/15/2042	10,000	8,399
TKC Holdings
Callable 11/04/2024 @ $103
6.875%, 05/15/2028(A)	145,000	143,249
Unilever Capital
Callable 07/12/2027 @ $100
4.250%, 08/12/2027	20,000	20,200
		721,707

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Consumer Staples — 1.9%
BAT Capital
Callable 12/20/2030 @ $100
5.834%, 02/20/2031	$20,000	$21,215
Church & Dwight
Callable 08/15/2032 @ $100
5.600%, 11/15/2032	44,000	47,358
Callable 12/15/2051 @ $100
5.000%, 06/15/2052	30,000	29,427
Coca-Cola
Callable 11/13/2053 @ $100
5.300%, 05/13/2054	35,000	37,280
Constellation Brands
Callable 12/15/2028 @ $100
4.800%, 01/15/2029	50,000	50,909
General Mills
Callable 10/18/2024 @ $100
5.241%, 11/18/2025	90,000	90,027
Kraft Heinz Foods
Callable 12/01/2049 @ $100
5.500%, 06/01/2050	20,000	20,565
		296,781
Energy — 3.8%
Boardwalk Pipelines
Callable 05/01/2034 @ $100
5.625%, 08/01/2034	55,000	56,733
Devon Energy
Callable 01/15/2025 @ $102
4.500%, 01/15/2030	5,000	4,956
Diamondback Energy
Callable 10/18/2053 @ $100
5.750%, 04/18/2054	40,000	40,307
Energy Transfer
Callable 11/15/2053 @ $100
5.950%, 05/15/2054	25,000	25,586
Callable 12/15/2024 @ $100
4.050%, 03/15/2025	75,000	74,662
Halliburton
Callable 05/15/2045 @ $100
5.000%, 11/15/2045	30,000	28,738
Kinder Morgan
Callable 02/01/2054 @ $100
5.950%, 08/01/2054	20,000	20,755

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Callable 03/01/2025 @ $100
4.300%, 06/01/2025	$150,000	$149,317
Occidental Petroleum
Callable 07/01/2034 @ $100
5.550%, 10/01/2034	25,000	25,380
ONEOK
Callable 09/15/2029 @ $100
4.400%, 10/15/2029	30,000	29,899
Schlumberger Investment
Callable 03/01/2034 @ $100
5.000%, 06/01/2034	80,000	82,139
Valero Energy
Callable 06/01/2051 @ $100
3.650%, 12/01/2051	30,000	21,875
		560,347
Financials — 9.2%
American Express
Callable 01/13/2026 @ $100
4.900%, 02/13/2026	25,000	25,212
Bank of America
Callable 04/25/2033 @ $100
5.288%, SOFRRATE + 1.910%, 04/25/2034(B)	100,000	103,968
Citigroup
Callable 06/11/2034 @ $100
5.449%, SOFRRATE + 1.447%, 06/11/2035(B)	40,000	41,721
Callable 02/13/2029 @ $100
5.174%, SOFRRATE + 1.364%, 02/13/2030(B)	55,000	56,498
Goldman Sachs Group
Callable 10/24/2028 @ $100
6.484%, SOFRRATE + 1.770%, 10/24/2029(B)	20,000	21,537
Callable 04/25/2034 @ $100
5.851%, SOFRRATE + 1.552%, 04/25/2035(B)	35,000	37,607
Goldman Sachs Group
5.700%, 11/01/2024	40,000	40,016
JPMorgan Chase
Callable 10/23/2028 @ $100
6.087%, SOFRRATE + 1.570%, 10/23/2029(B)	50,000	53,302

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Callable 04/22/2034 @ $100
5.766%, SOFRRATE + 1.490%, 04/22/2035(B)	$20,000	$21,552
Callable 06/01/2033 @ $100
5.350%, SOFRRATE + 1.845%, 06/01/2034(B)	45,000	47,089
Callable 07/22/2029 @ $100
4.995%, SOFRRATE + 1.125%, 07/22/2030(B)	35,000	35,988
Macquarie Airfinance Holdings
Callable 05/01/2025 @ $104
8.375%, 05/01/2028(A)	200,000	210,261
Mastercard
Callable 02/09/2034 @ $100
4.875%, 05/09/2034	50,000	51,722
Midcap Financial Issuer Trust
Callable 10/18/2024 @ $103
6.500%, 05/01/2028(A)	200,000	193,769
Morgan Stanley MTN
Callable 04/19/2034 @ $100
5.831%, SOFRRATE + 1.580%, 04/19/2035(B)	50,000	53,707
Callable 07/21/2033 @ $100
5.424%, SOFRRATE + 1.880%, 07/21/2034(B)	20,000	20,857
Callable 04/20/2028 @ $100
5.164%, SOFRRATE + 1.590%, 04/20/2029(B)	25,000	25,697
Northern Trust
Callable 10/01/2026 @ $100
4.600%, TSFR3M + 3.464%(B) (C)	135,000	133,619
State Street
Callable 01/26/2025 @ $100
4.857%, SOFRRATE + 0.604%, 01/26/2026(B)	35,000	34,964
US Bancorp
Callable 01/23/2034 @ $100
5.678%, SOFRRATE + 1.860%, 01/23/2035(B)	65,000	68,900
Callable 04/15/2027 @ $100
5.300%, TSFR3M + 3.176%(B) (C)	100,000	99,227
		1,377,213

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Health Care — 5.5%
AbbVie
Callable 12/15/2043 @ $100
4.850%, 06/15/2044	$20,000	$19,766
Baptist Healthcare System Obligated Group
Callable 02/15/2050 @ $100
3.540%, 08/15/2050	10,000	7,707
Baylor Scott & White Holdings
Callable 11/15/2049 @ $100
2.839%, 11/15/2050	6,000	4,220
Bristol-Myers Squibb
Callable 05/15/2053 @ $100
6.250%, 11/15/2053	20,000	23,168
CVS Health
Callable 01/20/2026 @ $100
5.000%, 02/20/2026	10,000	10,068
Eli Lilly
Callable 08/09/2053 @ $100
5.000%, 02/09/2054	30,000	30,500
Callable 07/14/2029 @ $100
4.200%, 08/14/2029	20,000	20,191
Gilead Sciences
Callable 07/01/2030 @ $100
1.650%, 10/01/2030	45,000	38,853
Indiana University Health Obligated Group
Callable 05/01/2048 @ $100
3.970%, 11/01/2048	10,000	8,647
Iowa Health System
Callable 08/15/2049 @ $100
3.665%, 02/15/2050	15,000	12,221
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
Callable 04/01/2050 @ $100
2.667%, 10/01/2050	60,000	40,127
Organon
Callable 04/30/2026 @ $103
5.125%, 04/30/2031(A)	150,000	141,318
Orlando Health Obligated Group
Callable 04/01/2050 @ $100
3.327%, 10/01/2050	35,000	26,824
Smith & Nephew
Callable 02/20/2027 @ $100
5.150%, 03/20/2027	80,000	81,464

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
SSM Health Care
Callable 03/01/2028 @ $100
4.894%, 06/01/2028	$20,000	$20,357
Stryker
Callable 09/15/2045 @ $100
4.625%, 03/15/2046	75,000	70,867
Sutter Health
Callable 02/15/2033 @ $100
5.164%, 08/15/2033	190,000	196,759
UnitedHealth Group
Callable 08/15/2052 @ $100
5.875%, 02/15/2053	35,000	38,743
Willis-Knighton Medical Center
Callable 03/01/2048 @ $100
4.813%, 09/01/2048	25,000	23,139
		814,939
Industrials — 4.8%
Burlington Northern Santa Fe
Callable 03/01/2044 @ $100
4.550%, 09/01/2044	90,000	84,976
Fortress Transportation and Infrastructure Investors
Callable 11/04/2024 @ $103
5.500%, 05/01/2028(A)	150,000	149,373
Howmet Aerospace
Callable 11/15/2028 @ $100
3.000%, 01/15/2029	65,000	61,628
Masterbrand
Callable 07/15/2027 @ $104
7.000%, 07/15/2032(A)	150,000	157,176
Rand Parent
Callable 02/15/2026 @ $104
8.500%, 02/15/2030(A)	150,000	152,976
RELX Capital
Callable 02/22/2030 @ $100
3.000%, 05/22/2030	25,000	23,406
RTX
Callable 06/16/2025 @ $100
3.950%, 08/16/2025	25,000	24,867
Textron
Callable 06/17/2029 @ $100
3.900%, 09/17/2029	25,000	24,423

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Westinghouse Air Brake Technologies
Callable 12/11/2033 @ $100
5.611%, 03/11/2034	$25,000	$26,426
		705,251
Information Technology — 3.1%
Broadcom
Callable 06/12/2027 @ $100
5.050%, 07/12/2027	35,000	35,772
Consensus Cloud Solutions
Callable 11/04/2024 @ $102
6.000%, 10/15/2026(A)	175,000	174,521
GoTo Group
Callable 10/15/2024 @ $101
5.500%, 05/01/2028(A)	25,225	19,409
Callable 10/15/2024 @ $101
5.500%, 05/01/2028(A)	34,835	10,540
ION Trading Technologies S.A.R.L.
Callable 05/30/2026 @ $105
9.500%, 05/30/2029(A)	150,000	153,550
Callable 11/04/2024 @ $103
5.750%, 05/15/2028(A)	1,000	935
Motorola Solutions
Callable 03/15/2029 @ $100
5.000%, 04/15/2029	50,000	51,292
Sierra Pacific Power
Callable 02/01/2026 @ $100
2.600%, 05/01/2026	15,000	14,632
Workday
Callable 01/01/2032 @ $100
3.800%, 04/01/2032	5,000	4,746
		465,397
Materials — 3.0%
ATI
Callable 10/01/2026 @ $103
5.125%, 10/01/2031	140,000	135,998
Clydesdale Acquisition Holdings
Callable 07/15/2026 @ $103
6.875%, 01/15/2030(A)	150,000	153,185
Owens-Brockway Glass Container
Callable 06/01/2027 @ $104
7.375%, 06/01/2032(A)	150,000	153,192
		442,375

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Real Estate — 0.9%
ERP Operating
Callable 06/15/2034 @ $100
4.650%, 09/15/2034	$50,000	$49,759
Kimco Realty OP
Callable 12/01/2034 @ $100
4.850%, 03/01/2035	80,000	79,447
		129,206
Utilities — 5.5%
Alabama Power
Callable 05/15/2033 @ $100
5.850%, 11/15/2033	5,000	5,450
Atmos Energy
Callable 05/15/2053 @ $100
6.200%, 11/15/2053	65,000	74,927
Consumers 2023 Securitization Funding
5.210%, 09/01/2030	75,000	78,090
DTE Electric
Callable 12/01/2033 @ $100
5.200%, 03/01/2034	20,000	20,938
Duke Energy Florida Project Finance
2.538%, 09/01/2029	76,038	72,564
Entergy Arkansas
Callable 03/01/2034 @ $100
5.450%, 06/01/2034	20,000	21,214
Entergy Louisiana
Callable 06/15/2034 @ $100
5.150%, 09/15/2034	20,000	20,604
Entergy Texas
Callable 03/01/2053 @ $100
5.800%, 09/01/2053	10,000	10,681
Callable 03/15/2052 @ $100
5.000%, 09/15/2052	15,000	14,509
Florida Power & Light
Callable 03/15/2034 @ $100
5.300%, 06/15/2034	50,000	53,036
Kansas Gas Service Securitization I
5.486%, 08/01/2032	21,380	22,388
Oglethorpe Power
Callable 06/01/2053 @ $100
6.200%, 12/01/2053	25,000	27,334
Callable 10/01/2046 @ $100
4.500%, 04/01/2047	20,000	17,539

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Callable 02/01/2050 @ $100
3.750%, 08/01/2050	$185,000	$142,488
Piedmont Natural Gas
Callable 11/15/2034 @ $100
5.100%, 02/15/2035	75,000	76,040
San Diego Gas & Electric
Callable 10/15/2053 @ $100
5.550%, 04/15/2054	35,000	36,988
Callable 12/15/2031 @ $100
3.000%, 03/15/2032	65,000	59,195
Southern California Edison
Callable 08/01/2032 @ $100
5.950%, 11/01/2032	5,000	5,442
Virginia Power Fuel Securitization
4.877%, 05/01/2031	65,000	66,903
		826,330
TOTAL CORPORATE OBLIGATIONS
(Cost $6,399,510)		6,495,518

U.S. TREASURY OBLIGATIONS — 22.1%

U.S. Treasury Bonds
4.625%, 05/15/2054	305,000	330,830
4.250%, 08/15/2054	125,000	127,637
4.125%, 08/15/2044	555,000	550,664
U.S. Treasury Notes
4.000%, 07/31/2029	355,000	361,739
3.875%, 08/15/2034	820,000	825,766
3.750%, 08/31/2031	40,000	40,212
3.750%, 08/15/2027	305,000	306,453
3.625%, 08/31/2029	750,000	752,227
TOTAL U.S. TREASURY OBLIGATIONS
(Cost $3,302,046)		3,295,528

MORTGAGE-BACKED SECURITIES — 17.7%

FHLMC
5.000%, 08/01/2038 - 07/01/2043	215,504	218,520
4.500%, 11/01/2052	143,459	141,073
4.000%, 01/01/2053	161,128	154,727
3.000%, 06/01/2052	269,802	242,534
2.500%, 05/01/2052	381,235	330,563
2.000%, 10/01/2051	539,434	447,921

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
FNMA
5.000%, 09/01/2052 - 04/01/2053	$235,352	$235,535
4.500%, 07/01/2052	111,660	109,902
4.000%, 08/01/2037 - 04/01/2054	318,527	309,356
3.500%, 08/01/2052	327,460	305,348
2.500%, 09/01/2036	117,786	110,521
GNMA
2.000%, 07/20/2052	31,321	26,570

TOTAL MORTGAGE-BACKED SECURITIES
(Cost $2,595,083)		2,632,570

ASSET-BACKED SECURITIES — 11.8%

Automotive — 1.6%
Fifth Third Auto Trust, Ser 2023-1, Cl A3
Callable 02/15/2027 @ $100
5.530%, 08/15/2028	35,000	35,496
Ford Credit Auto Owner Trust, Ser 2018-1, Cl A
Callable 01/15/2025 @ $100
3.190%, 07/15/2031 (A)	100,000	99,492
Ford Credit Auto Owner Trust, Ser 2022-1, Cl A
Callable 05/15/2027 @ $100
3.880%, 11/15/2034 (A)	100,000	99,075
Honda Auto Receivables Owner Trust, Ser 2022-2, Cl A3
Callable 01/18/2026 @ $100
3.730%, 07/20/2026	13,965	13,890
		247,953
Credit Cards — 4.0%
American Express Credit Account Master Trust, Ser 2021-1, Cl A
0.900%, 11/15/2026	100,000	99,499
American Express Credit Account Master Trust, Ser 2023-4, Cl A
5.150%, 09/15/2030	100,000	104,100
Capital One Multi-Asset Execution Trust, Ser 2021-A2, Cl A2
1.390%, 07/15/2030	60,000	54,417
Chase Issuance Trust, Ser 2024-A2, Cl A
4.630%, 01/15/2031	100,000	102,433
Citibank Credit Card Issuance Trust, Ser 2007-A3, Cl A3
6.150%, 06/15/2039	100,000	109,458

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
First National Master Note Trust, Ser 2024-1, Cl A
5.340%, 05/15/2030	$60,000	$61,606
Wells Fargo Card Issuance Trust, Ser 2024-A1, Cl A
4.940%, 02/15/2029	65,000	66,364
		597,877
Other ABS — 6.2%
BRE Grand Islander Timeshare Issuer, Ser 2019-A, Cl A
Callable 05/25/2026 @ $100
3.280%, 09/26/2033 (A)	65,665	64,284
Dell Equipment Finance Trust, Ser 2024-1, Cl A3
Callable 12/22/2026 @ $100
5.390%, 03/22/2030 (A)	100,000	101,667
Hilton Grand Vacations Trust, Ser 2024-1B, Cl B
Callable 10/15/2030 @ $100
5.990%, 09/15/2039 (A)	189,817	192,933
Kubota Credit Owner Trust, Ser 2023-2A, Cl A2
Callable 04/15/2027 @ $100
5.610%, 07/15/2026 (A)	62,190	62,429
Marriott Vacations Worldwide Owner Trust, Ser 2018-1A, Cl A
Callable 10/20/2024 @ $100
3.450%, 01/21/2036 (A)	185,495	185,264
Marriott Vacations Worldwide Owner Trust, Ser 2024-1A, Cl A
Callable 09/20/2032 @ $100
5.320%, 02/20/2043 (A)	88,319	90,153
Sierra Timeshare Receivables Funding, Ser 2023-1A, Cl B
Callable 07/20/2027 @ $100
5.830%, 01/20/2040 (A)	45,534	46,059
T-Mobile US Trust, Ser 2024-1A, Cl A
Callable 03/20/2027 @ $100
5.050%, 09/20/2029 (A)	100,000	101,453

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Verizon Master Trust, Ser 2024-3, Cl A1A
Callable 04/20/2027 @ $100
5.340%, 04/22/2030	$75,000	$77,095
		921,337
TOTAL ASSET-BACKED SECURITIES
(Cost $1,731,438)		1,767,167

MUNICIPAL BONDS — 3.4%

California State, GO
5.150%, 09/01/2034	75,000	79,258
Maryland State, Health & Higher Educational Facilities Authority, RB
Callable 01/01/2040 @ $100
3.052%, 07/01/2040	75,000	59,285
North Texas Tollway Authority, RB
6.718%, 01/01/2049	90,000	106,721
Oklahoma State, Development Finance Authority, RB
4.623%, 06/01/2044	60,000	60,087
Regents of the University of California Medical Center Pooled Revenue, RB
4.563%, 05/15/2053	120,000	113,535
San Diego County Water Authority, RB
6.138%, 05/01/2049	60,000	65,769
Texas State, GO
5.517%, 04/01/2039	25,000	26,829
TOTAL MUNICIPAL BONDS
(Cost $499,094)		511,484
TOTAL INVESTMENTS — 98.6%
(Cost $14,527,171)		$14,702,267

A list of the open forward contracts held by the Fund at September 30, 2024, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/18/24	USD	28,925	KRW	38,307,585	$236
HSBC	12/18/24	USD	8,994	KRW	11,763,089	(40)
HSBC	12/18/24	USD	60,781	JPY	8,506,599	(955)
HSBC	12/18/24	USD	73,917	PHP	4,137,698	(221)
HSBC	12/18/24	USD	77,072	CLP	72,015,415	2,959

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/18/24	USD	90,564	HUF	32,220,290	$(533)
HSBC	12/18/24	USD	64,874	ILS	242,281	272
HSBC	12/18/24	USD	31,651	ILS	116,840	(234)
HSBC	12/18/24	CHF	74,163	USD	88,665	269
HSBC	12/18/24	CHF	50,874	USD	60,549	(88)
HSBC	12/18/24	USD	84,316	MXN	1,712,254	1,597
HSBC	12/18/24	USD	48,580	MXN	954,604	(682)
HSBC	12/18/24	USD	163,602	AUD	240,042	2,484
HSBC	12/18/24	USD	100,416	EUR	90,000	87
HSBC	12/18/24	USD	89,536	EUR	80,000	(200)
HSBC	12/18/24	USD	164,228	SEK	1,669,034	753
HSBC	12/18/24	USD	40,125	SEK	404,504	(140)
HSBC	12/18/24	AUD	230,477	USD	156,137	(3,330)
HSBC	12/18/24	USD	130,408	PLN	504,403	323
HSBC	12/18/24	USD	104,934	PLN	403,389	(384)
HSBC	12/18/24	EUR	80,000	USD	89,375	39
HSBC	12/18/24	EUR	176,396	USD	196,662	(319)
HSBC	12/18/24	ILS	216,502	USD	58,659	443
HSBC	12/18/24	ILS	52,581	USD	13,927	(211)
HSBC	12/18/24	USD	282,894	CHF	236,576	(918)
HSBC	12/18/24	USD	177,482	CZK	4,012,636	38
HSBC	12/18/24	USD	108,302	CZK	2,435,683	(547)
HSBC	12/18/24	USD	320,637	ZAR	5,705,278	7,395
HSBC	12/18/24	USD	8,984	ZAR	154,699	(89)
HSBC	12/18/24	GBP	331,177	USD	435,640	(7,050)
HSBC	12/18/24	SGD	77,316	USD	60,438	47
HSBC	12/18/24	SGD	257,141	USD	199,110	(1,739)
HSBC	12/18/24	USD	264,689	NOK	2,812,954	1,979
HSBC	12/18/24	USD	70,073	NOK	736,764	(228)
HSBC	12/18/24	USD	44,907	COP	193,219,000	577
HSBC	12/18/24	USD	293,608	COP	1,241,408,091	(1,375)
HSBC	12/18/24	USD	349,474	RON	1,566,700	683
HSBC	12/18/24	USD	355,627	CNH	2,498,371	3,196
HSBC	12/18/24	USD	373,600	BRL	2,105,333	9,332
HSBC	12/18/24	USD	2,975	BRL	16,323	(6)
HSBC	12/18/24	USD	382,265	NZD	615,313	8,693
HSBC	12/18/24	USD	389,408	IDR	6,016,226,752	5,510
HSBC	12/18/24	USD	408,468	THB	13,641,413	17,679

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/18/24	USD	395,972	GBP	300,000	$5,043
HSBC	12/18/24	USD	26,749	GBP	20,000	(15)
HSBC	12/18/24	PLN	415,292	USD	108,130	494
HSBC	12/18/24	PLN	15,407	USD	3,975	(18)
HSBC	12/18/24	USD	456,346	SGD	590,357	4,775
HSBC	12/18/24	BRL	21,934	USD	4,002	12
HSBC	12/18/24	BRL	679,807	USD	122,153	(1,495)
HSBC	12/18/24	CAD	746,590	USD	551,291	(1,856)
HSBC	12/18/24	USD	804,074	TWD	25,410,633	6,351
HSBC	12/18/24	USD	80,776	TWD	2,527,840	(156)
HSBC	12/18/24	USD	757,380	INR	63,834,619	1,499
HSBC	12/18/24	USD	209,302	INR	17,598,750	(84)
HSBC	12/18/24	NZD	970,000	USD	605,124	(11,195)
HSBC	12/18/24	USD	79,797	CAD	107,952	184
HSBC	12/18/24	USD	976,393	CAD	1,315,218	(1,950)
HSBC	12/18/24	CNH	1,204,581	USD	171,300	(1,706)
HSBC	12/18/24	RON	316,538	USD	70,969	223
HSBC	12/18/24	RON	1,012,567	USD	225,673	(636)
HSBC	12/18/24	SEK	716,268	USD	70,896	94
HSBC	12/18/24	SEK	732,517	USD	71,350	(1,057)
HSBC	12/18/24	PHP	1,675,880	USD	30,034	186
HSBC	12/18/24	MXN	1,160,967	USD	58,861	609
HSBC	12/18/24	MXN	938,169	USD	46,351	(722)
HSBC	12/18/24	NOK	2,438,481	USD	229,066	(2,102)
HSBC	12/18/24	ZAR	5,442,384	USD	304,718	(8,199)
HSBC	12/18/24	CZK	3,490,570	USD	155,470	1,047
HSBC	12/18/24	CZK	2,804,076	USD	123,912	(140)
HSBC	12/18/24	THB	6,702,686	USD	203,306	(6,080)
HSBC	12/18/24	JPY	9,361,870	USD	66,157	316
HSBC	12/18/24	JPY	5,770,400	USD	40,582	—
HSBC	12/18/24	TWD	16,186,935	USD	511,715	(4,537)
HSBC	12/18/24	CLP	31,015,531	USD	32,821	(1,647)
HSBC	12/18/24	HUF	42,326,525	USD	119,106	836
HSBC	12/18/24	INR	6,859,734	USD	81,801	251
HSBC	12/18/24	INR	57,359,923	USD	680,466	(1,441)
HSBC	12/18/24	KRW	150,256,752	USD	113,325	(1,056)
HSBC	12/18/24	COP	347,177,645	USD	81,983	256
HSBC	12/18/24	COP	734,983,000	USD	170,328	(2,690)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation/ (Depreciation)
HSBC	12/18/24	IDR	122,744,000	USD	8,060	$2
HSBC	12/18/24	IDR	2,219,782,000	USD	143,984	(1,727)
						$16,971

For the year ended September 30, 2024, the average unrealized forward currency contracts to deliver and to receive were $(78,179) and $78,244, respectively.

Percentages are based on Net Assets of $14,914,404.

(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of September 30, 2024 was $3,290,177 and represents 22.1% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Perpetual security with no stated maturity date.

AUD — Australian Dollar
BRL — Brazilian Real
CAD — Canadian Dollar
CHF — Swiss Franc
Cl — Class
CLP — Chilean Peso
CNH — Chinese Yuan Offshore
COP — Colombian Peso
CZK — Czech Koruna
EUR — Euro
FNMA — Federal National Mortgage Association
GBP — British Pound Sterling
HUF — Hungarian Forint
IDR — Indonesian Rupiah
ILS — Israeli New Shekel
INR — Indian Rupee
JPY — Japanese Yen
KRW — Korean Won
MTN — Medium Term Note
MXN — Mexican Peso
NOK — Norwegian Krone
NZD — New Zealand Dollar
PHP— Philippine Peso
PLN — Polish Zloty

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW ENHANCED CORE PLUS FUND SEPTEMBER 30, 2024

RB — Revenue Bond
RON — Romanian Leu
SEK — Swedish Krona
Ser — Series
SGD — Singapore Dollar
SOFRRATE — Secured Overnight Financing Rate
THB — Thai Baht
TSFR3M — Term Secured Overnight Financing Rate 30-day Average 3 Month
TWD — Taiwan Dollar
USD — United States Dollar
ZAR — South African Rand

As of September 30, 2024, all of the Fund’s investments in securities and other financial instruments were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS — 82.1%
	Face Amount	Value
Communication Services — 3.0%
Beasley Mezzanine Holdings
Callable 11/04/2024 @ $102
8.625%, 02/01/2026(A)	$1,487,000	$855,025
McGraw-Hill Education
Callable 09/01/2027 @ $104
7.375%, 09/01/2031(A)	1,123,000	1,165,194
Spanish Broadcasting System
Callable 10/15/2024 @ $102
9.750%, 03/01/2026(A)	1,110,000	727,050
Urban One
Callable 11/04/2024 @ $104
7.375%, 02/01/2028(A)	2,183,000	1,575,729
		4,322,998
Consumer Discretionary — 12.2%
Allied Universal Holdco
Callable 02/15/2027 @ $104
7.875%, 02/15/2031(A)	2,148,000	2,194,154
Arrow Bidco
Callable 10/18/2024 @ $102
10.750%, 06/15/2025(A)	1,023,000	1,043,522
Carnival
Callable 11/06/2024 @ $103
6.000%, 05/01/2029(A)	600,000	607,920
Cruise Yacht Upper HoldCo
Callable 07/05/2026 @ $106
11.875%, 07/05/2028	1,200,000	1,233,000
Jacobs Entertainment
Callable 02/15/2025 @ $103
6.750%, 02/15/2029(A)	711,000	692,168
Callable 02/15/2025 @ $103
6.750%, 02/15/2029(A)	1,668,000	1,622,239
NES Fircroft Bondco
11.750%, 09/29/2026(A)	1,875,000	1,982,944
NES Fircroft Bondco
Callable 09/30/2026 @ $104
8.000%, 09/30/2029(A)	1,375,000	1,380,245
Park River Holdings
Callable 11/04/2024 @ $103
6.750%, 08/01/2029(A)	1,868,000	1,611,764

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Scientific Games Holdings
Callable 03/01/2025 @ $103
6.625%, 03/01/2030(A)	$2,190,000	$2,173,466
SWF Escrow Issuer
Callable 11/04/2024 @ $103
6.500%, 10/01/2029(A)	670,000	425,483
TKC Holdings
Callable 11/04/2024 @ $103
6.875%, 05/15/2028(A)	2,212,000	2,185,292
Velocity Vehicle Group
Callable 06/01/2026 @ $104
8.000%, 06/01/2029(A)	226,000	235,312
		17,387,509
Consumer Staples — 0.5%
Fiesta Purchaser
Callable 03/01/2027 @ $104
7.875%, 03/01/2031(A)	668,000	708,659
Energy — 17.7%
Alliance Resource Operating Partners
Callable 06/15/2026 @ $104
8.625%, 06/15/2029(A)	344,000	365,549
Borr IHC
Callable 11/15/2025 @ $105
10.000%, 11/15/2028(A)	2,159,012	2,239,975
Bristow Group
Callable 11/04/2024 @ $103
6.875%, 03/01/2028(A)	1,544,000	1,524,137
Coronado Finance Pty
Callable 10/01/2026 @ $105
9.250%, 10/01/2029(A)	701,000	720,323
Ferrellgas Escrow
Callable 11/04/2024 @ $103
5.875%, 04/01/2029(A)	1,200,000	1,122,948
Greenfire Resources
Callable 10/01/2025 @ $106
12.000%, 10/01/2028(A)	1,670,000	1,806,321
ITT Holdings
Callable 11/04/2024 @ $103
6.500%, 08/01/2029(A)	2,454,000	2,324,803
Nabors Industries
Callable 08/15/2027 @ $104
8.875%, 08/15/2031(A)	1,594,000	1,516,332

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
NGL Energy Operating
Callable 02/15/2027 @ $104
8.375%, 02/15/2032(A)	$1,987,000	$2,047,713
Callable 02/15/2026 @ $104
8.125%, 02/15/2029(A)	140,000	143,549
Odfjell Rig III
Callable 11/30/2025 @ $105
9.250%, 05/31/2028	957,513	1,002,229
Paratus Energy Services
Callable 12/27/2026 @ $105
9.500%, 06/27/2029	1,800,000	1,797,750
Shelf Drilling Holdings
Callable 10/15/2025 @ $105
9.625%, 04/15/2029(A)	2,222,000	2,049,418
Star Holding
Callable 08/01/2027 @ $104
8.750%, 08/01/2031(A)	988,000	942,157
Tenneco
Callable 11/17/2024 @ $104
8.000%, 11/17/2028(A)	2,524,000	2,342,092
TransMontaigne Partners
Callable 10/18/2024 @ $100
6.125%, 02/15/2026	897,000	881,548
Venture Global LNG
Callable 06/01/2026 @ $104
8.375%, 06/01/2031(A)	2,106,000	2,223,780
Welltec International APS
Callable 10/14/2024 @ $104
8.250%, 10/15/2026(A)	691,000	707,782
		25,758,406
Financials — 5.2%
Acrisure
Callable 02/01/2026 @ $104
8.250%, 02/01/2029(A)	765,000	789,362
Callable 05/15/2026 @ $104
7.500%, 11/06/2030(A)	457,000	470,296
Burford Capital Global Finance
Callable 04/15/2025 @ $103
6.875%, 04/15/2030(A)	1,995,000	1,994,173
Midcap Financial Issuer Trust
Callable 10/18/2024 @ $103
6.500%, 05/01/2028(A)	2,333,000	2,260,314

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
VistaJet Malta Finance
Callable 02/01/2025 @ $103
6.375%, 02/01/2030(A)	$2,361,000	$2,028,417
		7,542,562
Health Care — 1.8%
Endo Finance Holdings
Callable 04/15/2027 @ $104
8.500%, 04/15/2031(A)	1,407,000	1,507,647
Organon
Callable 05/15/2029 @ $104
7.875%, 05/15/2034(A)	1,074,000	1,137,849
		2,645,496
Industrials — 18.1%
Airswift Global
Callable 08/28/2026 @ $105
10.000%, 02/28/2029(A)	1,400,000	1,438,500
Alta Equipment Group
Callable 06/01/2026 @ $105
9.000%, 06/01/2029(A)	1,494,000	1,337,829
Arcosa
Callable 08/15/2027 @ $103
6.875%, 08/15/2032(A)	1,021,000	1,068,516
Brand Industrial Services
Callable 08/01/2026 @ $105
10.375%, 08/01/2030(A)	1,970,000	2,109,577
Brightline East
Callable 05/09/2027 @ $106
11.000%, 01/31/2030(A)	2,247,000	1,910,055
Cimpress
Callable 09/15/2027 @ $104
7.375%, 09/15/2032(A)	625,000	630,063
Conduent Business Services
Callable 11/04/2024 @ $103
6.000%, 11/01/2029(A)	1,595,000	1,536,752
F-Brasile
Callable 10/15/2024 @ $100
7.375%, 08/15/2026(A)	2,059,000	2,052,741
Fortress Transportation and Infrastructure Investors
Callable 06/15/2027 @ $104
7.000%, 06/15/2032(A)	1,128,000	1,184,063
GEO Group
Callable 04/15/2026 @ $104
8.625%, 04/15/2029	1,201,000	1,248,540

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Innovate
Callable 10/15/2024 @ $102
8.500%, 02/01/2026(A)	$1,454,000	$1,155,137
Masterbrand
Callable 07/15/2027 @ $104
7.000%, 07/15/2032(A)	700,000	733,486
New Enterprise Stone & Lime
Callable 11/04/2024 @ $102
9.750%, 07/15/2028(A)	846,000	864,192
Park-Ohio Industries
Callable 11/04/2024 @ $101
6.625%, 04/15/2027	1,852,000	1,816,970
Railworks Holdings
Callable 11/15/2024 @ $104
8.250%, 11/15/2028(A)	1,554,000	1,607,419
Rand Parent
Callable 02/15/2026 @ $104
8.500%, 02/15/2030(A)	2,183,000	2,226,317
Smyrna Ready Mix Concrete
Callable 11/15/2026 @ $104
8.875%, 11/15/2031(A)	1,077,000	1,161,753
Spirit AeroSystems
Callable 11/15/2026 @ $105
9.750%, 11/15/2030(A)	1,155,000	1,287,825
Wilsonart
Callable 08/15/2027 @ $106
11.000%, 08/15/2032(A)	925,000	925,278
		26,295,013
Information Technology — 6.4%
Consensus Cloud Solutions
Callable 10/15/2026 @ $102
6.500%, 10/15/2028(A)	2,291,000	2,290,408
GoTo Group
Callable 10/15/2024 @ $101
5.500%, 05/01/2028(A)	476,692	366,776
Callable 10/15/2024 @ $101
5.500%, 05/01/2028(A)	658,288	199,188
ION Trading Technologies S.A.R.L.
Callable 05/30/2026 @ $105
9.500%, 05/30/2029(A)	2,038,000	2,086,238
Callable 11/04/2024 @ $103
5.750%, 05/15/2028(A)	979,000	914,921

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Virtusa
Callable 11/04/2024 @ $104
7.125%, 12/15/2028(A)	$2,443,000	$2,313,144
Xerox Holdings
Callable 11/30/2026 @ $104
8.875%, 11/30/2029(A)	1,070,000	993,715
		9,164,390
Materials — 16.7%
Algoma Steel
Callable 04/15/2026 @ $105
9.125%, 04/15/2029(A)	1,231,000	1,263,634
Calderys Financing
Callable 06/01/2025 @ $106
11.250%, 06/01/2028(A)	573,000	615,985
Calderys Financing II
Callable 06/01/2025 @ $104
11.750%, 06/01/2028(A)	1,592,000	1,616,768
Cerdia Finanz GMBH
Callable 11/04/2024 @ $105
10.500%, 02/15/2027(A)	2,062,000	2,169,508
Callable 10/15/2027 @ $105
9.375%, 10/03/2031(A)	1,650,000	1,683,000
Clydesdale Acquisition Holdings
Callable 07/15/2026 @ $103
6.875%, 01/15/2030(A)	634,000	647,462
Callable 04/15/2025 @ $103
6.625%, 04/15/2029(A)	800,000	807,587
Consolidated Energy Finance
Callable 11/04/2024 @ $103
5.625%, 10/15/2028(A)	1,881,000	1,589,992
Conuma Resources
Callable 05/01/2026 @ $110
13.125%, 05/01/2028(A)	1,641,000	1,686,759
JW Aluminum Continuous Cast
Callable 10/18/2024 @ $100
10.250%, 06/01/2026(A)	688,000	688,261
LABL
Callable 10/01/2027 @ $104
8.625%, 10/01/2031(A)	1,180,000	1,170,982
Callable 10/08/2024 @ $100
6.750%, 07/15/2026(A)	603,000	602,504
Mativ Holdings
Callable 10/01/2026 @ $104
8.000%, 10/01/2029(A)	349,000	356,216

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

CORPORATE OBLIGATIONS — continued
	Face Amount	Value
Callable 10/07/2024 @ $100
6.875%, 10/01/2026(A)	$1,311,000	$1,310,410
Mercer International
Callable 10/01/2025 @ $106
12.875%, 10/01/2028(A)	1,895,000	1,989,380
Owens-Brockway Glass Container
Callable 06/01/2027 @ $104
7.375%, 06/01/2032(A)	489,000	499,405
Rain Carbon
Callable 03/01/2026 @ $106
12.250%, 09/01/2029(A)	2,055,000	2,219,599
TMS International
Callable 10/15/2024 @ $103
6.250%, 04/15/2029(A)	2,259,000	2,151,156
Trident TPI Holdings
Callable 12/31/2025 @ $106
12.750%, 12/31/2028(A)	1,000,000	1,110,124
		24,178,732
Real Estate — 0.5%
Cushman & Wakefield US Borrower
Callable 11/04/2024 @ $102
6.750%, 05/15/2028(A)	700,000	706,350
TOTAL CORPORATE OBLIGATIONS
(Cost $118,380,726)		118,710,115

LOAN OBLIGATIONS — 13.0%

Communication Services — 0.6%
DIRECTV Financing, LLC, 2024 Term Loan
10.210%, CME Term SOFR + 5.360%, 08/02/2029 (B)	260,284	255,649
Research Now Group, LLC, Second Out Term Loan
10.880%, CME Term SOFR + 5.760%, 10/15/2028	730,067	672,121

		927,770
Consumer Discretionary — 1.4%
Century Casino, Term Loan, 1st Lien
11.301%, CME Term SOFR + 6.100%, 03/23/2029	2,210,788	2,085,061

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

LOAN OBLIGATIONS — continued
	Face Amount	Value
Financials — 0.8%
RLG Holdings, Term Loan, 2nd Lien
12.460%, CME Term SOFR + 7.610%, 07/02/2029	$996,000	$893,293
Runner Buyer Inc., Initial Term Loan, 1st Lien
10.672%, CME Term SOFR + 5.610%, 10/08/2028	472,179	230,843

		1,124,136
Industrials — 4.1%
FCG Acquisitions, Inc., Initial Term Loan, 2nd Lien
11.710%, CME Term SOFR + 6.860%, 03/30/2029	380,000	367,175
Forming Machining Industries Holdings, LLC, Initial Term Loan, 1st Lien
9.457%, CME Term SOFR + 4.400%, 10/09/2025	239,394	184,453
Forming Machining Industries Holdings, LLC, Initial Term Loan, 2nd Lien
15.457%, CME Term SOFR + 10.400%, 10/09/2026	549,160	302,038
HDI Aerospace Intermediate Holding III Corp., Term Loan B
0.000%, 09/19/2031 (B)	850,000	842,562
Michael Baker, Term Loan
9.595%, CME Term SOFR + 4.750%, 12/01/2028	748,125	750,930
NA Rail Hold Co. LLC, Tranche B-2 Term Loan, 1st Lien
8.865%, CME Term SOFR + 4.260%, 10/19/2026	353,308	355,074
One Stop Mailing, LLC, Term Loan, 1st Lien
11.210%, CME Term SOFR + 6.360%, 05/07/2027	954,934	952,637
Titan Purchaser, Inc., Term Loan B
11.062%, CME Term SOFR + 6.000%, 01/31/2030	1,112,131	1,128,813
Trulite Holding Corp., Term Loan
11.247%, CME Term SOFR + 6.000%, 02/22/2030	1,096,125	1,057,761

		5,941,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

LOAN OBLIGATIONS — continued
	Face Amount	Value
Information Technology — 2.0%
Bracket Holdings/Signant Health, Term Loan, 1st Lien
9.704%, CME Term SOFR + 5.100%, 05/08/2028	$869,000	$872,111
Emerald EMS, Term Loan, 1st Lien
11.195%, CME Term SOFR + 6.350%, 12/29/2027	609,375	487,500
Magenta Security Holdings LLC, Closing Date First Out Term Loan
12.126%, CME Term SOFR + 7.010%, 07/27/2028 (B)	116,515	110,107
Magenta Security Holdings LLC, Second Out Term Loan
12.376%, CME Term SOFR + 7.260%, 07/27/2028	147,586	101,096
Magenta Security Holdings LLC, Third Out Term Loan
11.626%, CME Term SOFR + 6.510%, 07/27/2028	512,667	149,955
Redstone Holdco, Term Loan, 1st Lien
10.264%, CME Term SOFR + 5.010%, 04/27/2028 (B)	137,382	104,411
Venga Finance S.A.R.L, Term Loan
9.569%, CME Term SOFR + 4.510%, 06/29/2029 (B)	1,062,043	1,063,901

		2,889,081
Materials — 1.1%
Opta Inc., 2024 Incremental Delayed Term Loan
12.267%, CME Term SOFR + 7.010%, 11/09/2028	439,000	428,025
Opta Inc., Delayed Draw Term Loan
12.113%, CME Term SOFR + 7.010%, 11/08/2028	137,483	134,045
12.113%, CME Term SOFR + 7.010%, 11/09/2028	156,337	152,429
Opta Inc., Term Loan, 1st Lien
12.316%, CME Term SOFR + 7.010%, 11/09/2028	878,363	856,404

		1,570,903

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

LOAN OBLIGATIONS — continued
	Face Amount	Value
Utilities — 3.0%
EPIC Y-Grade Services, LP, Term Loan
11.068%, CME Term SOFR + 5.750%, 06/29/2029	$1,180,000	$1,175,280
Goodnight Water Solutions Holdings, LLC, Term Loan B
10.095%, CME Term SOFR + 5.250%, 06/04/2029	1,509,218	1,506,395
WaterBridge Midstream Operating, LLC, Term Loan B
9.393%, CME Term SOFR + 4.750%, 06/21/2029	1,665,000	1,606,126

		4,287,801
TOTAL LOAN OBLIGATIONS
(Cost $20,091,278)		18,826,195

COMMON STOCK — 0.6%
	Shares
Communication Services — 0.1%
New Insights Holdings (C)	10,040	173,190
Consumer Discretionary — 0.1%
24 Hour Fitness Worldwide, Inc. *(C)(D)	90,461	905
PSS Industrial Offering, Class A *(C)(D)	1,353	89,146
PSS Industrial Offering, Class B *(C)(D)	351	23,153
		113,204
Energy — 0.3%
Greenfire Resources *	56,516	421,044
Industrials — 0.1%
Altera Infrastructure (C)(D)	2,800	70,000
Information Technology — 0.0%
PVKG Investment Holdings (C)(D)	445	4,673
TOTAL COMMON STOCK
(Cost $2,331,666)		782,111

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

PREFERRED STOCK — 0.0%
	Shares	Value
Consumer Discretionary — 0.0%
24 Hour Fitness Worldwide, Inc. # *(C)(D)	22,590	$1,129
TOTAL PREFERRED STOCK
(Cost $30,497)		1,129
TOTAL INVESTMENTS — 95.7%
(Cost $140,834,167)		$138,319,550

Percentages are based on Net Assets of $144,552,038.

*	Non-income producing security.
#	There is currently no interest rate available.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". The total value of such securities as of September 30, 2024 was $110,730,078 and represents 76.6% of Net Assets.

(B)	Unsettled Bank Loan. Interest rate may not be available.
(C)	Securities considered restricted. The total market value of such securities as of September 30, 2024 was $362,196 and represented 0.3% of the Net Assets.
(D)	Level 3 security in accordance with fair value hierarchy.

LLC — Limited Liability Company
SOFR — Secured Overnight Financing Rate

The following is a summary of the level of inputs used as of September 30, 2024 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Obligations	$—	$118,710,115	$—	$118,710,115
Loan Obligations	—	18,826,195	—	18,826,195
Common Stock	421,044	173,190	187,877	782,111
Preferred Stock	—	—	1,129	1,129
Total Investments in Securities	$421,044	$137,709,500	$189,006	$138,319,550

(1)

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/ or end of the year in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW HIGH YIELD FUND SEPTEMBER 30, 2024

A list of the restricted securities, excluding 144a, held by the Fund at September 30, 2024, is as follows:

Description	Number of Shares	Acquisition Date/Right to Acquire Date	Cost	Market Value
Common Stock
24 Hour Fitness Worldwide, Inc.	90,461	12/29/2020	$601,017	$905
Altera Infrastructure	2,800	12/5/2022	633,990	70,000
New Insights Holdings	10,040	7/15/2024	315,135	173,190
PSS Industrial Offering, Class A	1,353	5/23/2022	77,451	89,146
PSS Industrial Offering, Class B	351	12/23/2019	527,705	23,153
PVKG Investment Holdings	445	6/4/2024	137,213	4,673
Preferred Stock
24 Hour Fitness Worldwide, Inc.	22,590	12/7/2020	30,497	1,129
			$2,323,008	$362,196

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2024

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.5%
	Shares	Value
Communication Services — 1.1%
Nexstar Media Group, Cl A	2,231	$368,896
Consumer Discretionary — 8.2%
Bright Horizons Family Solutions *	2,945	412,683
Gentex	9,902	293,990
Kontoor Brands	5,720	467,782
Meritage Homes	1,625	333,239
Ollie's Bargain Outlet Holdings *	4,972	483,278
RH *	1,061	354,830
Wayfair, Cl A *	6,334	355,844
		2,701,646
Consumer Staples — 6.9%
Boston Beer, Cl A *	1,520	439,493
Darling Ingredients *	8,479	315,080
elf Beauty *	2,912	317,495
Inter Parfums	2,681	347,136
Lancaster Colony	1,879	331,775
Sprouts Farmers Market *	4,484	495,078
		2,246,057
Energy — 4.1%
Antero Resources *	13,624	390,328
Atlas Energy Solutions, Cl A	14,750	321,550
Matador Resources	5,896	291,380
TechnipFMC PLC	12,990	340,728
		1,343,986
Financials — 14.4%
Blackstone Mortgage Trust, Cl A ‡	21,183	402,689
Dynex Capital ‡	25,316	323,032
First Horizon	25,479	395,689
First Interstate BancSystem, Cl A	13,499	414,149
Hancock Whitney	7,741	396,107
Kemper	5,056	309,680
Lazard, Cl A	6,480	326,462
Piper Sandler	1,208	342,842
Prosperity Bancshares	5,697	410,583
Selective Insurance Group	3,535	329,816
SouthState	3,372	327,691
StoneCo, Cl A *	26,323	296,397

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2024

COMMON STOCK — continued
	Shares	Value
Financials — continued
Texas Capital Bancshares *	6,067	$433,548
		4,708,685

Health Care — 18.5%
ADMA Biologics *	27,166	543,048
Amicus Therapeutics *	37,327	398,652
Amphastar Pharmaceuticals *	10,223	496,122
Catalyst Pharmaceuticals *	25,388	504,713
Charles River Laboratories International *	2,171	427,622
Enovis *	9,580	412,419
Evolent Health, Cl A *	10,180	287,890
Globus Medical, Cl A *	6,714	480,320
Halozyme Therapeutics *	6,452	369,313
ICU Medical *	2,956	538,642
Lantheus Holdings *	3,679	403,770
LivaNova PLC *	7,653	402,089
Merit Medical Systems *	3,337	329,796
Surgery Partners *	15,004	483,729
		6,078,125

Industrials — 16.7%
Alaska Air Group *	8,548	386,455
Brink's	3,800	439,432
CACI International, Cl A *	658	332,000
Copa Holdings, Cl A	3,079	288,933
Enerpac Tool Group, Cl A	7,641	320,082
Fluor *	10,929	521,423
Gates Industrial PLC *	18,242	320,147
Hayward Holdings *	27,458	421,206
Helios Technologies	6,451	307,713
ITT	2,180	325,932
JELD-WEN Holding *	20,914	330,650
Korn Ferry	4,407	331,583
Mercury Systems *	10,530	389,610
Mueller Water Products, Cl A	19,700	427,490
SPX Technologies *	2,107	335,982
		5,478,638

Information Technology — 10.0%
Calix *	9,636	373,780
Itron *	2,690	287,319
Kyndryl Holdings *	19,514	448,432
Lumentum Holdings *	5,507	349,034
nCino *	11,849	374,310

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2024

COMMON STOCK — continued
	Shares	Value
Information Technology — continued
Q2 Holdings *	4,018	$320,516
Rambus *	11,559	488,021
Tenable Holdings *	7,310	296,201
Veeco Instruments *	10,196	337,793
		3,275,406

Materials — 8.3%
AptarGroup	2,166	346,971
Aspen Aerogels *	14,782	409,314
ATI Inc. *	6,279	420,128
Axalta Coating Systems *	10,063	364,180
Hecla Mining	72,652	484,589
Ingevity *	6,570	256,230
Tronox Holdings PLC	29,956	438,256
		2,719,668

Real Estate — 5.1%
Howard Hughes Holdings *	4,589	355,326
Independence Realty Trust ‡	21,720	445,260
National Storage Affiliates Trust ‡	7,014	338,075
STAG Industrial ‡	9,255	361,778
Sunstone Hotel Investors ‡	15,258	157,463
		1,657,902

Utilities — 1.2%
Northwest Natural Holding	9,390	383,300

TOTAL COMMON STOCK
(Cost $25,586,686)		30,962,309

EXCHANGE TRADED FUND — 1.5%

SPDR S&P Biotech ETF	4,828	477,006
TOTAL EXCHANGE TRADED FUND
(Cost $380,631)		477,006

TOTAL INVESTMENTS — 96.0%
(Cost $25,967,317)		$31,439,315

Percentages are based on Net Assets of $32,761,048.

*	Non-income producing security.
‡	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW SMALL COMPANY FUND SEPTEMBER 30, 2024

Cl — Class
ETF — Exchange Traded Fund
PLC — Public Limited Company
S&P — Standard and Poor’s
SPDR — Standard and Poor's Depositary Receipts

As of September 30, 2024, all of the Fund's investments were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

STATEMENTS OF ASSETS AND LIABILITIES

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Assets:
Investments, at Value (Cost $14,527,171, $140,834,167 and $25,967,317, respectively)	$14,702,267	$138,319,550	$31,439,315
Cash	72,267	7,871,108	1,217,464
Receivable for Capital Shares Sold (Note 3)	–	407,342	39,626
Interest and Dividend Receivable	145,885	2,831,971	31,217
Unrealized Appreciation on Forward Foreign Currency Contracts (Note 3)	86,769	–	–
Receivable for Investment Securities Sold	53,371	101,478	91,337
Receivable from Investment Adviser	22,742	–	–
Prepaid Expenses	22,764	17,058	7,002
Total Assets	15,106,065	149,548,507	32,825,961
Liabilities:
Payable for Investment Securities Purchased	48,825	4,802,784	–
Payable for Capital Shares Redeemed	–	20,118	–
Unrealized Depreciation on Forward Foreign Currency Contracts (Note 3)	69,798	–	–
Payable to Investment Adviser	–	35,420	2,012
Distribution Fees Payable (Investor Shares)	193	5,454	280
Shareholder Servicing Fees Payable (Institutional Shares)	1,477	904	1,250
Shareholder Servicing Fees Payable (Investor Shares)	24	4,493	16
Payable to Administrator	9,426	11,639	9,426
Chief Compliance Officer Fees Payable	663	6,343	1,380
Audit Fees Payable	29,849	44,349	26,605
Due to Custodian	–	21	–
Transfer Agent Fees Payable	8,315	12,741	8,745
Filing Fees Payable	4,958	4,958	4,375
Other Accrued Expenses	18,133	47,245	10,824
Total Liabilities	191,661	4,996,469	64,913
Commitments and Contingencies†
Net Assets	$14,914,404	$144,552,038	$32,761,048
Net Assets Consist of:
Paid-in Capital	$17,208,916	$151,775,174	$25,259,754
Total Distributable Earnings/(Loss)	(2,294,512)	(7,223,136)	7,501,294
Net Assets	$14,914,404	$144,552,038	$32,761,048

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

STATEMENTS OF ASSETS AND LIABILITIES (concluded)

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Institutional Shares
Net Assets	$13,890,913	$114,380,069	$31,250,850
Shares Issued and Outstanding
(unlimited authorization — no par value)	1,531,126	13,318,368	2,265,537
Net Asset Value, Offering and Redemption Price Per Share	$9.07	$8.59	$13.79
Investor Shares
Net Assets	$1,023,491	$30,171,969	$1,510,198
Shares Issued and Outstanding
(unlimited authorization — no par value)	112,965	3,520,273	109,444
Net Asset Value, Offering and Redemption Price Per Share	$9.06	$8.57	$13.80

† See Note 6 in the Notes to Financial Statements.

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW FUNDS

FOR THE YEAR ENDED

SEPTEMBER 30, 2024

STATEMENTS OF OPERATIONS

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Investment Income:
Interest Income	$906,628	$11,104,914	$41,580
Dividend Income	–	239,413	346,394
Total Investment Income	906,628	11,344,327	387,974
Expenses:
Administration Fees (Note 5)	115,001	126,941	115,001
Investment Advisory Fees (Note 6)	65,421	631,469	215,050
Trustees' Fees	5,064	28,116	7,930
Distribution Fees (Investor Shares) (Note 5)	2,095	52,845	4,213
Shareholder Servicing Fees (Institutional Shares) (Note 5)	1,814	56,198	2,700
Shareholder Servicing Fees (Investor Shares) (Note 5)	84	33,692	2,907
Chief Compliance Officer Fees (Note 4)	1,788	12,740	3,123
Transfer Agent Fees (Note 5)	52,807	75,835	54,976
Registration Fees	37,322	65,076	22,355
Audit Fees	31,562	71,062	28,318
Pricing Fees	26,519	19,008	4,193
Legal Fees	8,899	54,327	14,489
Filing Fees	8,500	8,500	7,500
Custodian Fees (Note 5)	5,687	2,976	2,535
Printing Fees	5,171	33,291	8,165
Other Expenses	16,158	30,216	14,933
Total Expenses	383,892	1,302,292	508,388
Less:
Waiver of Investment Advisory Fees (Note 6)	(65,421)	(383,283)	(215,050)
Reimbursement by Investment Adviser	(219,850)	–	(6,787)
Fees Paid Indirectly (Note 5)	(829)	(1,438)	(673)
Net Expenses	97,792	917,571	285,878
Net Investment Income	808,836	10,426,756	102,096
Net Realized Gain/(Loss) on:
Investments	(133,230)	(812,230)	2,078,610
Forward Foreign Currency Contracts (Note 3)	13,168	–	–
Foreign Currency Transactions	(4,247)	–	–
Net Realized Gain/(Loss)	(124,309)	(812,230)	2,078,610
Net Change in Unrealized Appreciation/(Depreciation) on:
Investments	1,376,159	4,632,308	4,576,239
Forward Foreign Currency Contracts (Note 3)	(14,535)	–	–
Foreign Currency Transactions and Translation of Other Assets and Liabilities Dominated in Foreign Currencies	–	(1)	–
Net Change in Unrealized Appreciation	1,361,624	4,632,307	4,576,239
Net Realized and Unrealized Gain	1,237,315	3,820,077	6,654,849
Net Increase in Net Assets Resulting from Operations	$2,046,151	$14,246,833	$6,756,945

Amounts designated as "—" are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

ENHANCED CORE PLUS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations:
Net Investment Income	$808,836	$675,243
Net Realized Loss	(124,309)	(1,467,365)
Net Change in Unrealized Appreciation	1,361,624	1,365,644
Net Increase in Net Assets Resulting from Operations	2,046,151	573,522
Distributions:
Institutional Shares	(737,498)	(664,136)
Investor Shares	(38,273)	(17,485)
Total Distributions:	(775,771)	(681,621)
Capital Share Transactions:(1)
Institutional Shares:
Issued	1,553,950	1,236,180
Reinvestment of Dividends and Distributions	179,729	161,001
Redeemed	(5,393,149)	(452,689)
Increase (Decrease) from Institutional Shares Capital Share Transactions	(3,659,470)	944,492
Investor Shares:
Issued	296,500	482,553
Reinvestment of Dividends and Distributions	35,855	17,032
Redeemed	(33,462)	(5,317)
Increase from Investor Shares Capital Share Transactions	298,893	494,268
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(3,360,577)	1,438,760
Total Increase (Decrease) in Net Assets	(2,090,197)	1,330,661
Net Assets:
Beginning of Year	17,004,601	15,673,940
End of Year	$14,914,404	$17,004,601

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations:
Net Investment Income	$10,426,756	$5,838,906
Net Realized Loss	(812,230)	(1,509,105)
Net Change in Unrealized Appreciation	4,632,307	1,743,555
Net Increase in Net Assets Resulting from Operations	14,246,833	6,073,356
Distributions:
Institutional Shares	(9,116,384)	(5,331,384)
Investor Shares	(2,020,562)	(848,870)
Total Distributions:	(11,136,946)	(6,180,254)
Capital Share Transactions:(1)
Institutional Shares:
Issued	69,988,645	27,238,212
Reinvestment of Dividends and Distributions	7,378,030	3,522,956
Redemption Fees(2)	33,547	12,317
Redeemed	(30,026,026)	(11,266,985)
Increase from Institutional Shares Capital Share Transactions	47,374,196	19,506,500
Investor Shares:
Issued	20,602,874	6,386,968
Reinvestment of Dividends and Distributions	1,976,166	808,283
Redemption Fees(2)	4,262	570
Redeemed	(5,456,362)	(1,929,211)
Increase from Investor Shares Capital Share Transactions	17,126,940	5,266,610
Net Increase in Net Assets from Capital Share Transactions	64,501,136	24,773,110
Total Increase in Net Assets	67,611,023	24,666,212
Net Assets:
Beginning of Year	76,941,015	52,274,803
End of Year	$144,552,038	$76,941,015

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

SMALL COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2024	Year Ended September 30, 2023
Operations:
Net Investment Income	$102,096	$163,209
Net Realized Gain	2,078,610	1,085,565
Net Change in Unrealized Appreciation	4,576,239	1,277,926
Net Increase in Net Assets Resulting from Operations	6,756,945	2,526,700
Distributions:
Institutional Shares	(1,192,995)	(657,335)
Investor Shares	(80,873)	(11,166)
Total Distributions:	(1,273,868)	(668,501)
Capital Share Transactions:(1)
Institutional Shares:
Issued	531,207	6,670,984
Reinvestment of Dividends and Distributions	1,192,994	657,335
Redemption Fees(2)	353	256
Redeemed	(222,900)	(7,355)
Increase from Institutional Shares Capital Share Transactions	1,501,654	7,321,220
Investor Shares:
Issued	589,127	2,324,184
Reinvestment of Dividends and Distributions	80,873	11,166
Redemption Fees(2)	1,098	1,387
Redeemed	(1,433,351)	(560,951)
Increase (Decrease) from Investor Shares Capital Share Transactions	(762,253)	1,775,786
Net Increase in Net Assets from Capital Share Transactions	739,401	9,097,006
Total Increase in Net Assets	6,222,478	10,955,205
Net Assets:
Beginning of Year	26,538,570	15,583,365
End of Year	$32,761,048	$26,538,570

(1)	For share transactions, see Note 7 in the Notes to Financial Statements.
(2)	For redemption fees, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Institutional Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$8.46	$8.49	$10.33	$10.30	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.40	0.35	0.25	0.24	0.25
Net Realized and Unrealized Gain (Loss)	0.61	(0.03)	(1.78)	0.01	0.28
Total from Operations	1.01	0.32	(1.53)	0.25	0.53
Dividends and Distributions:
Net Investment Income	(0.40)	(0.35)	(0.25)	(0.22)	(0.23)
Net Realized Gain	—	—	(0.06)	—	— ^
Total Dividends and Distributions	(0.40)	(0.35)	(0.31)	(0.22)	(0.23)
Net Asset Value, End of Year	$9.07	$8.46	$8.49	$10.33	$10.30
Total Return†	12.16%	3.75%	(15.03)%	2.41%	5.38%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$13,891	$16,337	$15,485	$22,917	$16,219
Ratio of Expenses to Average Net Assets	0.54%	0.54%	0.54%	0.54%	0.54%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.16%	2.34%	1.83%	1.88%	2.87%
Ratio of Net Investment Income to Average Net Assets	4.59%	4.02%	2.61%	2.28%	2.53%
Portfolio Turnover Rate	231%	161%	71%	72%	116%

*	Commenced operations on October 1, 2019.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

ENHANCED CORE PLUS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020*
Net Asset Value, Beginning of Year	$8.45	$8.49	$10.33	$10.29	$10.00
Income (Loss) from Operations:
Net Investment Income(1)	0.38	0.34	0.23	0.21	0.22
Net Realized and Unrealized Gain (Loss)	0.61	(0.05)	(1.79)	0.02	0.28
Total from Operations	0.99	0.29	(1.56)	0.23	0.50
Dividends and Distributions:
Net Investment Income	(0.38)	(0.33)	(0.22)	(0.19)	(0.21)
Net Realized Gain	—	—	(0.06)	—	— ^
Total Dividends and Distributions	(0.38)	(0.33)	(0.28)	(0.19)	(0.21)
Net Asset Value, End of Year	$9.06	$8.45	$8.49	$10.33	$10.29
Total Return†	11.91%	3.41%	(15.25)%	2.28%	5.08%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,023	$668	$189	$218	$67
Ratio of Expenses to Average Net Assets	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.44%	2.66%	2.10%	2.12%	3.19%
Ratio of Net Investment Income to Average Net Assets	4.33%	3.89%	2.38%	2.05%	2.20%
Portfolio Turnover Rate	231%	161%	71%	72%	116%

*	Commenced operations on October 1, 2019.
^	Amount represents less than $0.005 per share.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Institutional Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$8.32	$8.32	$10.33	$9.32	$10.18
Income (Loss) from Operations:
Net Investment Income(1)	0.78	0.77	0.76	0.74	0.66
Net Realized and Unrealized Gain (Loss)	0.32	0.04	(1.86)	1.00	(0.64)
Total from Operations	1.10	0.81	(1.10)	1.74	0.02
Redemption Fees^^	— ^	— ^	0.01	—	—
Dividends and Distributions:
Net Investment Income	(0.83)	(0.81)	(0.72)	(0.70)	(0.70)
Net Realized Gain	—	—	(0.20)	(0.03)	(0.18)
Total Dividends and Distributions	(0.83)	(0.81)	(0.92)	(0.73)	(0.88)
Return of Capital	—	—	— ^	—	—
Net Asset Value, End of Year	$8.59	$8.32	$8.32	$10.33	$9.32
Total Return†	13.80%	10.17%	(11.33)%	19.19%	0.55%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$114,380	$64,498	$45,077	$66,855	$46,918
Ratio of Expenses to Average Net Assets	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.07%	1.40%	1.21%	1.20%	1.59%
Ratio of Net Investment Income to Average Net Assets	9.13%	9.19%	7.91%	7.29%	7.04%
Portfolio Turnover Rate	100%	62%	74%	71%	90%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$8.31	$8.31	$10.32	$9.31	$10.19
Income (Loss) from Operations:
Net Investment Income(1)	0.75	0.75	0.74	0.70	0.63
Net Realized and Unrealized Gain (Loss)	0.32	0.04	(1.86)	1.02	(0.65)
Total from Operations	1.07	0.79	(1.12)	1.72	(0.02)
Redemption Fees^^	— ^	— ^	0.01	—	—
Dividends and Distributions:
Net Investment Income	(0.81)	(0.79)	(0.70)	(0.68)	(0.68)
Net Realized Gain	—	—	(0.20)	(0.03)	(0.18)
Total Dividends and Distributions	(0.81)	(0.79)	(0.90)	(0.71)	(0.86)
Return of Capital	—	—	— ^	—	—
Net Asset Value, End of Year	$8.57	$8.31	$8.31	$10.32	$9.31
Total Return†	13.43%	9.92%	(11.56)%	18.94%	0.11%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$30,172	$12,443	$7,198	$5,740	$713
Ratio of Expenses to Average Net Assets	1.00%	1.00%	1.00%	1.00%	0.99%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.41%	1.66%	1.50%	1.43%	1.77%
Ratio of Net Investment Income to Average Net Assets	8.89%	9.00%	7.89%	6.86%	6.99%
Portfolio Turnover Rate	100%	62%	74%	71%	90%

†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.
(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Institutional Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$11.46	$10.39	$14.04	$9.03	$11.14
Income (Loss) from Operations:
Net Investment Income(1)	0.04	0.08	0.02	0.04	0.05
Net Realized and Unrealized Gain (Loss)	2.85	1.32	(0.81)	5.02	(1.28)
Total from Operations	2.89	1.40	(0.79)	5.06	(1.23)
Redemption Fees^^	— ^	— ^	— ^	—	—
Dividends and Distributions:
Net Investment Income	(0.09)	(0.02)	(0.03)	(0.05)	(0.07)
Net Realized Gain	(0.47)	(0.31)	(2.83)	—	(0.81)
Total Dividends and Distributions	(0.56)	(0.33)	(2.86)	(0.05)	(0.88)
Net Asset Value, End of Year	$13.79	$11.46	$10.39	$14.04	$9.03
Total Return†	25.99%	13.56%	(7.41)%	56.17%	(12.51)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$31,251	$24,529	$15,346	$12,320	$8,094
Ratio of Expenses to Average Net Assets	0.98%	0.98%	0.98%	0.98%	0.98%
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	1.75%	2.06%	2.82%	2.92%	3.85%
Ratio of Net Investment Income to Average Net Assets	0.37%	0.66%	0.18%	0.30%	0.52%
Portfolio Turnover Rate	92%	102%	109%	108%	136%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III

MESIROW

SMALL COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding

Throughout Each Year

Investor Shares	Year Ended September 30, 2024	Year Ended September 30, 2023	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020
Net Asset Value, Beginning of Year	$11.47	$10.41	$14.07	$9.05	$11.14
Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.02	0.06	(0.02)	0.01	0.14
Net Realized and Unrealized Gain (Loss)	2.83	1.31	(0.80)	5.06	(1.35)
Total from Operations	2.85	1.37	(0.82)	5.07	(1.21)
Redemption Fees^^	0.01	0.01	— ^	—	—
Dividends and Distributions:
Net Investment Income	(0.06)	(0.01)	(0.01)	(0.05)	(0.07)
Net Realized Gain	(0.47)	(0.31)	(2.83)	—	(0.81)
Total Dividends and Distributions	(0.53)	(0.32)	(2.84)	(0.05)	(0.88)
Net Asset Value, End of Year	$13.80	$11.47	$10.41	$14.07	$9.05
Total Return†	25.71%	13.37%	(7.64)%	56.16%	(12.32)%
Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$1,510	$2,010	$237	$23	$—
Ratio of Expenses to Average Net Assets	1.23%	1.23%	1.23%	1.23%	0.00%‡
Ratio of Expenses to Average Net Assets (Excluding Waivers, Reimbursements and Fees Paid Indirectly)	2.15%	2.34%	3.21%	3.06%	3.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.13%	0.52%	(0.21)%	0.08%	1.50%
Portfolio Turnover Rate	92%	102%	109%	108%	136%

^	Amount represents less than $0.005 per share.
^^	See Note 2 in the Notes to Financial Statements.
†

Return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡

The ratio rounds to 0.00% due to the relative net asset value of Investor Shares. Prospectively, it is expected the ratio of net expenses to average net asset would approximate 1.23% (4.32% excluding waivers) and 1.23% (4.10% excluding waivers, reimbursements and fees paid indirectly), for the period ended September 30, 2019 and year ended September 30, 2020, respectively.

(1)	Per share calculations were performed using average shares for the period.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 52 Funds. The financial statements herein are those of the Mesirow Funds (the “Funds”). The investment objective of the Mesirow Enhanced Core Plus Fund (the “Enhanced Core Plus Fund”) is to seek to maximize total return through capital appreciation and current income consistent with preservation of capital. The investment objective of the Mesirow High Yield Fund (the “High Yield Fund”) is to seek to provide a high level of current income consistent with the preservation of principal. The investment objective of the Mesirow Small Company Fund (the “Small Company Fund”) is to seek to provide long-term capital appreciation with less volatility than the U.S. small company market. Each of the funds is classified as a diversified investment company. Mesirow Financial Investment Management, Inc. serves as the Enhanced Core Plus Fund and High Yield Fund investment adviser (the “Adviser”). Mesirow Institutional Investment Management, Inc. serves as the Small Company Fund Adviser. The Funds currently offer Institutional and Investor Shares. The Enhanced Core Plus Fund, High Yield Fund and the Small Company Fund commenced operations on October 1, 2019, December 3, 2018 and December 19, 2018, respectively. The financial statements of the remaining Funds of the Trust are presented separately. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with United States generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the "Fair Value Procedures") established by the Adviser and approved by the Trust's Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the "valuation designee" to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of September 30, 2024, the total market value of securities in the High Yield Fund valued in accordance with Fair Value Procedures was $189,006 or 0.1% of the Fund’s net assets. Enhanced Core Plus Fund and the Small Company Fund had no fair value securities.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

In accordance with U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser's pricing procedures, etc.); and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedule of Investments.

Federal Income Taxes — It is the Funds’ intention to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended September 30, 2024, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2024, the Funds did not incur any interest or penalties.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date and includes the amortization of premiums and the accretion of discount. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Forward Foreign Currency Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized appreciation (depreciation) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. Refer to the Schedules of Investments for details regarding open forward foreign currency contracts in the Enhanced Core Plus Fund held as of September 30, 2024.

Expenses — Most expenses of the Trust can be directly attributed to a particular Fund. Expenses which cannot be directly attributed to a particular Fund are apportioned among the Funds of the Trust based on the number of Funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times may exceed United States federally insured limits. Amounts invested are available on the same business day.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Enhanced Core Plus Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. The High Yield Fund distributes its net investment income monthly and makes distributions of its net realized capital gains, if any, at least annually. The Small Company Fund distributes its net investment income, and makes distributions of its net realized capital gains, if any, at least annually. If shareholders own Fund shares on a Fund’s record date, shareholders will be entitled to receive the distribution. All distributions are recorded on ex-dividend date.

Redemption Fees — The Funds impose a 1.00% redemption fee on the value of the Institutional Shares and Investor shares redeemed fewer than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The High Yield Fund, Institutional Shares and Investor Shares imposed redemption fees of $33,547 and $4,262, respectively. The Small Company Fund, Institutional Shares and Investor Shares imposed redemption fees of $353 and $1,098, respectively, for the year ended September 30, 2024. The Enhanced Core Plus did not impose redemption fees for the year ended September 30, 2024.

Loan Obligations — To the extent consistent with its investment objective and strategies, certain Funds may invest in U.S. dollar denominated fixed and floating-rate loans (“Loans”) arranged through private negotiations between one or more financial institutions (“Lenders”). A Fund’s investments in such Loans may be in the form of participations in Loans (“Obligations”) or assignments of all or a portion of Loans from third parties. Obligations typically result in a Fund having a contractual relationship with the Lenders. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Obligation only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Obligations, a Fund generally has neither right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Obligation. As a result, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Obligation. Unfunded commitments represent the remaining obligation of a Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. As of September 30, 2024, the High Yield Fund and Enhanced Core Plus Fund did not hold unfunded commitments.

Restricted Securities — As of September 30, 2024, the High Yield Fund owned private placement investments that were purchased through private offerings or acquired through initial public offerings or acquired through restructuring and cannot be sold

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. In addition, the Funds have generally agreed to further restrictions on the disposition of certain holdings as set forth in various agreements entered into in connection with the purchase of these investments. These investments are valued at fair value as determined in accordance with the procedures approved by the Board.

3. Derivative Transactions:

The following tables show the derivatives categorized by underlying risk exposure.

The fair value of derivative instruments located on the Statements of Assets and Liabilities as of September 30, 2024 was as follows:

Mesirow Enhanced Core Plus Fund
	Asset Derivatives		Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	$86,769	Unrealized loss on forward foreign currency contracts	$69,798
Total Derivatives not accounted for as hedging instruments		$86,769		$69,798

The effect of derivative instruments on the Statements of Operations for the year ended September 30, 2024:

Amount of realized gain or (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps
Mesirow Enhanced Core Plus Fund
Foreign exchange contracts	$—	$—	$—	$13,168	$—
Total	$—	$—	$—	$13,168	$—

Change in unrealized appreciation or (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Purchased Options and Swaptions	Written Options and Swaptions	Futures	Forward Currency Contracts	Swaps
Mesirow Enhanced Core Plus Fund
Foreign exchange contracts	$—	$—	$—	$(14,535)	$—
Total	$—	$—	$—	$(14,535)	$–

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

The Funds are subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty.

Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of investments at value (securities) or cash pledged as collateral for futures contracts, forward contracts, and swap contracts (cash). The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement

The following is a summary by derivative type of the value of over the counter (“OTC”) financial derivative instruments and collateral (received)/pledged by counterparty of the Funds as of September 30, 2024:

	Mesirow Enhanced Core Plus Fund
	Financial Derivative Assets			Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Forward Foreign Currency Contracts	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures†
HSBC	$86,769	$–	$86,769	$(69,798)	$–	$(69,798)	$16,971	$–	$16,971
Total over the counter	$86,769	$–	$86,769	$(69,798)	$–	$(69,798)

† Collateral pledged is limited to the net outstanding amount due to/from the counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

4. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

The services provided by the CCO and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund were allocated CCO fees totaling $1,788, $12,740 and $3,123, respectively.

5. Administration, Distribution, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund each paid $115,001, $126,941 and $115,001 for these services, respectively.

The Funds have adopted the Distribution Plan (the “Plan”) for the Investor Shares. Under the Plan, the Distributor or financial intermediaries may receive up to 0.25% of the average daily net assets of the Investor Shares as compensation for distribution and shareholder services. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries. The Trust intends to operate the Plan in accordance with its terms and with Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund paid distribution fees totaling $2,095, $52,845 and $4,213, respectively.

The Funds have adopted a shareholder servicing plan (the "Service Plan") that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Institutional Shares and Investor Shares. Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the Fund for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Fund that are serviced by the financial representative. Such fees are paid by the Fund to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Fund’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by the Adviser. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund paid $1,814, $56,198 and $2,700 for the Institutional Share and $84, $33,692, and $2,907 for the Investor Shares, respectively, for these services

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund paid custody fees totaling $5,687, $2,976 and $2,535, respectively.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

SS&C Global Investor & Distribution Solutions, Inc., serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund paid transfer agent fees totaling $52,807, $75,835 and $54,976, respectively.

The Funds may earn cash management credits which can be used to offset transfer agency expenses. For the year ended September 30, 2024, the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund earned credits of $829, $1,438 and $673, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

6. Investment Advisory Agreements:

Under the terms of the investment advisory agreements, the Advisers provide investment advisory services to the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund at a fee calculated at an annual rate of 0.37%, 0.55% and 0.75%, respectively of the Funds’ average daily net assets. As of September 30, 2024, the fees for these services were $65,421, $631,469 and $215,050 for Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund, respectively.

For each Fund, the Advisers have contractually agreed to reduce its fees and/or reimburse expenses to the extent necessary to keep the Funds' total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Institutional Shares and Investor Shares from exceeding certain levels as set forth below until January 31, 2025. This agreement may be terminated by: (i) the Board, for any reason at any time; or (ii) the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 31, 2025. In addition, the Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. During the year ended September 30, 2024, the Funds did not incur any recoupments. Reimbursement of previously waived fees and reimbursed expenses would be recognized as Recovery of Investment Advisory fees previously waived in the Statements of Operations. For the year ended September 30, 2024 the Enhanced Core Plus Fund, the High Yield Fund and the Small Company Fund incurred $285,271, $383,283 and $221,837, respectively, of fees waived/reimbursed to the Adviser.

Accordingly, the contractual expense limitations for each Fund are as follows:

	Institutional Shares	Investor Shares
Enhanced Core Plus Fund	0.54%	0.79%
High Yield Fund	0.75%	1.00%
Small Company Fund	0.98%	1.23%

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

At September 30, 2024, the amount the Advisers may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

	2025	2026	2027	Total
Enhanced Core Plus Fund	$265,601	$302,856	$285,271	$853,728
High Yield Fund	301,681	413,627	383,283	1,098,591
Small Company Fund	229,849	269,149	221,837	720,835

7. Shares Transactions:

Enhanced Core Plus Fund	Year Ended September 30, 2024	Year Ended September 30, 2023
Institutional Shares
Issued	174,852	141,920
Reinvestment of Dividends and Distributions	20,189	18,633
Redeemed	(595,124)	(52,274)
Net Institutional Shares Capital Share Transactions	(400,083)	108,279
Investor Shares
Issued	33,725	55,398
Reinvestment of Dividends and Distributions	4,035	1,980
Redeemed	(3,789)	(616)
Net Investor Shares Capital Share Transactions	33,971	56,762
Net Increase (Decrease) in Shares Outstanding	(366,112)	165,041

High Yield Fund	Year Ended September 30, 2024	Year Ended September 30, 2023
Institutional Shares
Issued	8,215,952	3,271,512
Reinvestment of Dividends and Distributions	869,398	424,809
Redeemed	(3,522,494)	(1,358,238)
Net Institutional Shares Capital Share Transactions	5,562,856	2,338,083
Investor Shares
Issued	2,431,096	766,722
Reinvestment of Dividends and Distributions	233,437	97,605
Redeemed	(642,353)	(231,906)
Net Investor Shares Capital Share Transactions	2,022,180	632,421
Net Increase in Shares Outstanding	7,585,036	2,970,504

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

Small Company Fund	Year Ended September 30, 2024	Year Ended September 30, 2023
Institutional Shares
Issued	42,453	603,965
Reinvestment of Dividends and Distributions	100,663	59,953
Redeemed	(18,003)	(659)
Net Institutional Shares Capital Share Transactions	125,113	663,259
Investor Shares
Issued	49,197	199,566
Reinvestment of Dividends and Distributions	6,824	1,017
Redeemed	(121,751)	(48,219)
Net Investor Shares Capital Share Transactions	(65,730)	152,364
Net Increase in Shares Outstanding	59,383	815,623

8. Investment Transactions:

The cost of security purchases and the proceeds from security sales other than short-term securities and U.S. government, for the year ended September 30, 2024, were as follows:

	Purchases	Sales
Enhanced Core Plus Fund	$14,751,125	$18,025,801
High Yield Fund	113,467,871	74,631,100
Small Company Fund	25,611,495	26,294,813

Additionally, the Enhanced Core Plus Fund had $23,193,572 and $23,262,346 in long-term U.S. government purchases and sales, respectively.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent, they are charged or credited to distributable earnings or paid-in-capital, as appropriate, in the period that the differences arise. No permanent differences have been charged to paid-in-capital for the period. The permanent differences not affecting paid-in-capital in the current year are primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset backed securities for tax purposes, distribution in excess, foreign currency translations, premium amortization on callable bonds, perpetual bond adjustments and section 988 transactions and reclassification of long term capital gain distribution on real estate investment trusts.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

The tax character of dividends and distributions paid during the years ended September 30, 2024 and September 30, 2023 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Enhanced Core Plus Fund
2024	$775,771	$—	$775,771
2023	681,621	—	681,621
High Yield Fund
2024	11,136,946	—	11,136,946
2023	6,180,254	—	6,180,254
Small Company Fund
2024	676,229	597,639	1,273,868
2023	78,926	589,575	668,501

As of September 30, 2024, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Enhanced Core Plus Fund	High Yield Fund	Small Company Fund
Undistributed Ordinary Income	$8,326	$99,225	$484,910
Undistributed Long-Term Capital Gains	–	–	1,591,294
Capital Loss Carryforwards	(2,495,585)	(3,937,615)	–
Unrealized Appreciation (Depreciation)	192,753	(3,384,744)	5,425,094
Other Temporary Differences	(6)	(2)	(3)
Total Distributable Earnings (Accumulated Losses)	$(2,294,512)	$(7,223,136)	$7,501,295

Post-October losses represent losses realized on investment transactions from November 1, 2023 through September 30, 2024 that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

During the year ended September 30, 2024, the funds had no utilization of capital loss carryforwards to offset capital gains.

The Funds have capital losses carried forward as follows:

	Short-Term Loss	Long-Term Loss	Total
Mesirow Enhanced Core Plus Fund	$163,976	$2,331,609	$2,495,585
Mesirow High Yield Fund	532,034	3,405,581	3,937,615

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to interest from perpetual bonds, premium amortization of callable bonds, and wash sales. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Funds at September 30, 2024, were as follows:

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Enhanced Core Plus Fund	$14,526,644	$302,814	$(110,061)	$192,753
High Yield Fund	141,704,294	3,343,737	(6,728,481)	(3,384,744)
Small Company Fund	26,014,221	6,198,476	(773,382)	5,425,094

10. Concentration of Risks:

As with all management investment companies, a shareholder in each Fund is subject to the risk that his or her investment could lose money. The Funds are subject to the principal risks noted below, any of which may adversely affect the Funds’ net asset value (“NAV”) and ability to meet its investment objective.

Asset-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Bank Loans Risk (Enhanced Core Plus Fund and High Yield Fund) — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Securities (Junk Bonds) Risk (Enhanced Core Plus Fund and High Yield Fund) — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return.

Convertible Securities and Preferred Stocks Risk (Enhanced Core Plus Fund and High Yield Fund) — Convertible and preferred securities have many of the same characteristics

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of futures, forwards, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described in this section. Many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of over-the-counter forward contracts, options and swaps is also subject to credit risk and valuation risk. Valuation risk is described below. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear. Additionally, some derivatives, such as non-deliverable forwards, require funds to be posted by the Fund when positions are opened. This creates a risk that the funds may not be returned to the Fund even if the position is closed.

Duration Risk (Enhanced Core Plus Fund and High Yield Fund) — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk (Small Company Fund) — The risk that stock prices will fall over short or extended periods of time. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Exchange-Traded Funds (ETFs) Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risks of owning shares of an ETF generally reflect the risks

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

of owning the underlying securities in which the ETF invests, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses.

Extension Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk (Enhanced Core Plus Fund and High Yield Fund) — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Currency Risk (Enhanced Core Plus Fund and High Yield Fund) — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Foreign Investment/Emerging Markets Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Hybrid Preferred Securities Risk (Enhanced Core Plus Fund) — Hybrid preferred securities may be issued by corporations, generally in the form of interest-bearing instruments with preferred securities characteristics, or by an affiliated trust or partnership of the corporation, generally in the form of preferred interests in subordinated business trusts or similarly structured securities. Although hybrid preferred security holders generally have claims to assets in a corporate liquidation that are senior to those of traditional preferred securities, the claims of such holders are generally still subordinate to those of senior debt holders.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

Interest Rate Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Investment Strategy Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that the Fund’s investment strategy may underperform other segments of the equity markets or the equity markets as a whole.

Investment Style Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Large Capitalization Risk (High Yield Fund) — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Leverage Risk (Enhanced Core Plus Fund and High Yield Fund) — The Fund’s use of borrowing, derivatives and when-issued, delayed delivery or forward commitment transactions may result in the Fund’s total investment exposure substantially exceeding the value of its portfolio securities and, in certain cases, the Fund’s investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. In the case of borrowings, the Fund may experience losses if its borrowing costs exceed the investment returns on the securities purchased with the borrowed money. The Fund’s use of leverage may result in a heightened risk of investment loss.

LIBOR Replacement Risk (Enhanced Core Plus Fund and High Yield Fund) — The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (“LIBOR”) rates and expects to do so for the remaining LIBOR rates immediately after June 30, 2023. More recent developments include the U.S. Congress enactment of the LIBOR Act, and the Federal Reserve Board issuance of a final rule to implement the LIBOR Act, which became effective on February 27, 2023. As a result of the final rule, U.S. contracts that do not mature before June 30, 2023, and that lack adequate "fallback" provisions that would replace LIBOR with a practicable replacement benchmark rate, must migrate to Term Secured Overnight Financing Rate (SOFR)-based rates with applicable credit spread adjustments (CSAs). The last USD Panel LIBOR rates were published on June 30, 2023. Any USD LIBOR rate published after July 1, 2023 is a synthetic LIBOR published by the ICE Benchmark Administration, and that synthetic rate is in effect a CME Term SOFR plus CSAs set by the International Swaps and Derivatives Association (ISDA) and Alternative Reference Rates Committee (ARRC). The ICE Benchmark Administration final publication of synthetic USD LIBOR rates was on

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

September 30, 2024. Accordingly, it remains difficult to predict the full impact of the market transition away from LIBOR on the Fund, with the recent synthetic USD LIBOR cessation date.

Liquidity Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the bond market as a whole. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Master Limited Partnerships (MLPs) Risk (High Yield Fund) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Money Market Instruments Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically,$1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. If the liquidity of a money market fund’s portfolio deteriorates below certain levels, the money market fund may suspend redemptions (i.e., impose a redemption gate) and thereby prevent the Fund from selling its investment in the money market fund or impose a fee of up to 2% on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). These measures may result in an investment loss or prohibit

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

the Fund from redeeming shares when the Adviser would otherwise redeem shares. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Enhanced Core Plus Fund and High Yield Fund) —Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Municipal Securities Risk (Enhanced Core Plus Fund and High Yield Fund) — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer’s current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt.

Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to meet their obligations. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund’s holdings. As a result, the Fund will be more susceptible to factors that adversely affect issuers of municipal obligations than a mutual fund that does not have as great a concentration in municipal obligations.

Portfolio Turnover Risk (Small Company Fund) — The Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

Prepayment Risk (Enhanced Core Plus Fund and High Yield Fund) — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Privately Issued Securities Risk (High Yield Fund) — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Sector Emphasis Risk (Small Company Fund) — The securities of companies in the same business sector, if comprising a significant portion of the Fund’s portfolio, may in some circumstances react negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such securities comprised a lesser portion of the Fund’s portfolio or the Fund’s portfolio was diversified across a greater number of industry sectors.

Small- and Mid-Capitalization Companies Risk (High Yield Fund and Small Company Fund) — The Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small- and mid-capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. Small- and mid-capitalization stocks may be traded over-the-counter or listed on an exchange.

Style Risk (Small Company Fund) — Relative value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Trust Preferred Securities Risk (Enhanced Core Plus Fund) — Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. The Adviser considers trust preferred securities to be debt securities. Trust preferred securities are subject to increased credit risk and market value volatility, as well as the risk that the Fund may have to liquidate other investments in order to satisfy the distribution requirements applicable to regulated investment companies (“RICs”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended if the trust preferred security or the subordinated debt is treated as an original issue discount obligation, and thereby causes the Fund to accrue interest income without receiving corresponding cash payments. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

U.S. Government Securities Risk (Enhanced Core Plus Fund and High Yield Fund) —Although U.S. Government securities are considered to be among the safest investments,

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Valuation Risk (Enhanced Core Plus Fund, High Yield Fund and Small Company Fund) — The risk that a security may be difficult to value. The Fund may value certain securities at a price higher than the price at which they can be sold.

Value Style Risk (Small Company Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations, is wrong, the Fund could suffer losses or produce poor performance relative to other funds.

Warrants and Rights Risk (High Yield Fund) — Warrants and rights may be more speculative than other types of investments. The price of a warrant or right may be more volatile than the price of its underlying security, and a warrant or right may offer greater potential for capital appreciation as well as capital loss. A warrant or right ceases to have value if it is not exercised prior to its expiration date.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (Enhanced Core Plus Fund and High Yield Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery.

11. Concentration of Shareholders:

At September 30, 2024, the percentage of total shares outstanding held by shareholders of the Funds owning 10% or greater of the aggregate total shares outstanding was as follows:

	No. of Shareholders	% Ownership
Enhanced Core Plus Fund
Institutional Shares	2	67%
Investor Shares	4	81%
High Yield Fund
Institutional Shares	3	78%
Investor Shares	2	95%
Small Company Fund
Institutional Shares	1	84%
Investor Shares	2	99%

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

12. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

13. Regulatory Matters:

The U.K. Financial Conduct Authority stopped compelling or inducing banks to submit certain London Inter-Bank Offered Rate (LIBOR) rates. The publication of LIBOR on a representative basis ceased for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and ceased for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. Investments impacted by the discontinuation of LIBOR may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. In response to the discontinuation of LIBOR, investors have added fallback provisions to existing contracts for investments whose value is tied to LIBOR, with most fallback provisions requiring the adoption of SOFR as a replacement rate. On March 15, 2022, President Biden signed the Adjustable Interest Rate Act into law (the “LIBOR Act”), which, in conjunction with regulations adopted by the Federal Reserve Board, establishes SOFR as the default fallback rate for any U.S. contract without a fallback provision. In addition, on March 4, 2023, the U.K. Financial Conduct Authority announced that, starting July 1, 2023 and continuing through September 30, 2024, it will permit the publishing of 1-, 3- and 6-month synthetic U.S. dollar LIBOR settings based on SOFR to serve as a fallback for non-U.S. contracts.

14. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund III and Shareholders of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mesirow Enhanced Core Plus Fund, Mesirow High Yield Fund, and Mesirow Small Company Fund (three of the Funds constituting The Advisors’ Inner Circle Fund III, hereafter collectively referred to as the “Funds”) as of September 30, 2024, the related statements of operations for the year ended September 30, 2024, the statements of changes in net assets for each of the two years in the period ended September 30, 2024, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2024 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2024, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2024, and the financial highlights for each of the five years in the period ended September 30, 2024 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2024 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 22, 2024

We have served as the auditor of one or more investment companies in the Mesirow Funds group of investment companies since 2019.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders that do not have a September 30, 2024 tax year end, this notice is for informational purposes only. For shareholders with a September 30, 2024 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal period ended September 30, 2024 the Fund is designating the following items with regard to distributions paid during the period.

	Return of Capital	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Received Deduction(1)
Enhanced Core Plus Fund	0.00%	0.00%	100.00%	100.00%	0.00%
High Yield Fund	0.00%	0.00%	100.00%	100.00%	0.00%
Small Company Fund	0.00%	46.92%	53.08%	100.00%	34.08%

	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Qualified Short- Term Capital Gain(5)
Enhanced Core Plus Fund	0.00%	10.64%	100.00%	0.00%
High Yield Fund	0.00%	0.00%	79.22%	0.00%
Small Company Fund	38.46%	0.00%	4.90%	100.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3) “U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income.

(4) The percentage in this column represents the amount of “Interest Related Dividend” and is reflected as a percentage of ordinary income distributions. Interest related dividends is exempted from U.S. withholding tax when paid to foreign investors.

(5) The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distributions that is exempted from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2024. Complete information will be computed and reported in conjunction with your 2024 Form 1099-DIV.

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (FORM N-CSR ITEM 11) (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreements must be renewed at least annually after their initial two-year terms: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on September 11–12, 2024 to decide whether to renew the following advisory agreements (together, the “Agreements”) for additional one-year terms:

●	Mesirow Financial Investment Management, Inc. on behalf of the Mesirow Enhanced Core Plus Fund and Mesirow High Yield Fund; and

●	Mesirow Institutional Investment Management, Inc. (together with Mesirow Financial Investment Management, Inc., the “Advisers”) on behalf of the Mesirow Small Company Fund.

In preparation for the meeting, the Trustees requested that the Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided. The Trustees used this information, as well as other information that the Advisers and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Advisers’ services; (ii) the Advisers’ investment management personnel; (iii) the Advisers’ operations and financial condition; (iv) the Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Advisers and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Advisers and their affiliates; (vii) the Advisers’ potential economies of scale; (viii) the Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Advisers.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature,

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024 (Unaudited)

extent and quality of the services provided by the Advisers; (ii) the investment performance of the Funds and the Advisers; (iii) the costs of the services provided and profits realized by the Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Advisers, the Board reviewed the portfolio management services provided by the Advisers to the Funds, including the quality and continuity of the Advisers’ portfolio management personnel, the resources of the Advisers, and the Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Advisers’ investment and risk management approaches for the Funds. The most recent investment adviser registration forms (“Form ADV”) for the Advisers were available to the Board, as was the response of the Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds and the Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified

THE ADVISORS’ INNER CIRCLE FUND III	MESIROW FUNDS SEPTEMBER 30, 2024 (Unaudited)

by Lipper. The Trustees reviewed the management fees charged by the Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Advisers from their relationships with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Advisers and their affiliates. The Trustees considered how the Advisers’ profitability was affected by factors such as their organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Advisers’ commitment to managing the Funds and their willingness to continue their expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

NOTES

NOTES

Mesirow Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-833-637-4769

Investment Advisers:

Mesirow Financial Investment Management, Inc.

Mesirow Institutional Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

MES-AR-001-0600

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants on accounting and financial disclosure during the period covered by the report.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

No remuneration was paid by the company during the period covered by the report to any Officers of the Trust, other than as disclosed as part of the financial statements included above in Item 7.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The disclosure regarding the Approval of Advisory Agreement, if applicable, is included as part of the financial statements included above in Item 7.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 14.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 16.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Act (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), are filed herewith.

(a)(4) Not applicable.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: December 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
Principal Executive Officer
Date: December 6, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger
Principal Financial Officer
Date: December 6, 2024